SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Legg Mason Partners Aggressive Growth Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Investment Series

(Name of Registrant(s) as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Aggressive Growth Fund, Inc.

(f/k/a Smith Barney Aggressive Growth Fund Inc.)

Smith Barney Money Funds—Cash Portfolio

Legg Mason Partners Dividend Strategy Fund

(f/k/a Smith Barney Dividend Strategy Fund)

125 Broad Street, 10th Floor

New York, New York 10004

September [        ], 2006

Dear Shareholder:

A special meeting of your Legg Mason-affiliated mutual fund will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022, on November 10, 2006, at 2:00 p.m. (New York time), to vote on the proposals listed in the enclosed joint proxy statement.

The purpose of the special meeting is to seek shareholder approval of proposals recently approved by the Directors and Trustees (the “Board Members”) of the funds listed above (the “Funds”) and other Legg Mason-affiliated mutual funds. These proposals implement initiatives resulting from Legg Mason’s acquisition of Citigroup Asset Management in December 2005.

Following the acquisition of Citigroup Asset Management, Legg Mason undertook a comprehensive review of all of the mutual funds formerly advised by Citigroup Asset Management with a goal of moving the funds to a more cohesive and rational operating platform. (The mutual funds formerly advised by Citigroup Asset Management are referred to as the “fund complex”.) After that review, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the fund complex, and at Board meetings in June and July 2006, the Directors and Trustees of the funds in the fund complex, including the Funds, approved these proposals, subject to approval by the funds’ shareholders where required.

A number of critical steps to implement these proposals require your approval. We are seeking your approval of these proposals through the enclosed proxy statement.

Elect Board Members. As described in the enclosed proxy statement, shareholders are being asked to elect Board Members of their Funds. Currently, ten different Boards oversee the open-end funds in the fund complex (the closed-end funds have different Boards). It is proposed that the Boards be realigned and consolidated so that the open-end funds in the fund complex would be overseen by just two Boards (one generally focusing on equity funds and one generally focusing on fixed-income funds). This realignment and consolidation may enable the Boards to focus more attention on issues of particular relevance to the types of funds they oversee. Also, it is expected that having fewer Boards will facilitate greater communication between fund management and the Boards.

Regroup and Reorganize Funds. Most funds in the fund complex will participate in a restructuring initiative. The first step of this initiative will be a number of reorganizations that will generally group equity funds together and fixed-income funds together, while also reducing the number of separate legal entities in the fund complex. Currently, the funds in the fund complex are comprised of forty-five separate legal entities. The proposal, which will decrease the number of legal entities to nine, should improve the overall administration of the funds and should enable each Board to oversee a group of funds that generally invests in similar types of securities. The approval of shareholders of Legg Mason Partners Dividend Strategy Fund is required for the reorganization of this Fund. Each of the other Funds will participate in such a reorganization, but the approval of its shareholders is not required.

As a second step in the restructuring initiative it is proposed that the funds in the fund complex adopt the Maryland business trust form of organization. Currently, the funds in the fund complex have different forms of organization. For example, Legg Mason Partners Aggressive Growth Fund, Inc. is organized as a Maryland corporation, Smith Barney Money Funds—Cash Portfolio is organized as a series of a Maryland corporation, and Legg Mason Partners Dividend Strategy Fund is organized as a series of a Massachusetts business trust. Each trust or corporation has its own governing documents, and the terms of these documents may vary widely. Adopting a single form of organizational structure, with a single form of trust document, should simplify the administration and oversight of the funds. Shareholders of certain existing trusts in the fund complex are being asked to approve the reorganization of the trusts into Maryland business trusts. If these shareholders approve the reorganization, all of the series of the existing trusts, including the new series that result from the first step reorganizations of the Funds described above, will become series of the new Maryland business trusts.

Revise Fundamental Investment Policies. Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. Shareholders are being asked to vote to standardize these so-called “fundamental” investment policies for their Funds, and, in the case of Legg Mason Partners Aggressive Growth Fund, Inc. and Smith Barney Money Funds—Cash Portfolio, to convert their fundamental investment objectives to non-fundamental investment objectives. Also, the Boards of the Funds have determined that certain existing restrictions should be removed due to the development of new practices or changes in applicable law. These changes are intended to simplify compliance monitoring and to provide additional flexibility for the Funds. You should note, however, that each Fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager.

You should note that a separate joint proxy statement is being sent to shareholders of other funds in the fund complex, who are being asked to vote on some of the matters discussed above, as well as other items applicable to those funds. Also, shareholders of several other funds in the fund complex are being asked to consider combinations involving their funds. Separate proxy materials relating to those proposed fund combinations have been, or will be, sent to shareholders of those funds.

The Board Members responsible for your Fund recommend that you vote “FOR” each of the proposals with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at (866) 402-1719.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving this Joint Proxy Statement?

A.	As a shareholder of Legg Mason Partners Aggressive Growth Fund, Inc., Smith Barney Money Funds—Cash Portfolio and/or Legg Mason Partners Dividend Strategy Fund, you are being asked to elect Directors or Trustees of your Fund and to approve a standardized set of fundamental policies for your Fund. The approval of shareholders of Legg Mason Partners Dividend Strategy Fund is required for a reorganization of this Fund that is part of a restructuring initiative described in this Joint Proxy Statement. Each of the other Funds will participate in such a reorganization as part of this initiative, but the approval of its shareholders is not required.

The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on. You should note that another joint proxy statement relating to proposals affecting other funds in the fund complex is being sent to shareholders of such other funds.

Q.	Why am I being asked to vote on these proposals?

A.	These proposals implement initiatives that follow the acquisition by Legg Mason, Inc. (“Legg Mason”), in 2005, of substantially all of the worldwide asset management business of Citigroup Inc. The proposals cannot be effected without shareholder approval. Your Fund’s Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests and recommends that you approve them.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Funds, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	What am I being asked to vote “FOR” in this Joint Proxy Statement?

A.	Shareholders are being asked to vote “FOR” several proposals that have been approved by the Boards. You are not being asked to approve all proposals. You are only being asked to vote on those proposals that affect your Fund(s) and that require approval by shareholders of your Fund.

•	Proposal 1: Elect Board Members. Shareholders of each Fund are being asked to elect Board Members for that Fund.

Currently, the funds in the fund complex are overseen by ten different Boards. It is proposed that the Boards be realigned and consolidated so that the open-end funds in the fund complex would be overseen by just two Boards (one generally focusing on equity funds and one generally focusing on fixed-income funds). This realignment and consolidation may enable the Boards to focus more attention on issues of particular relevance to the types of funds they oversee. Also, it is expected that having fewer Boards will facilitate greater communication between fund management and the Boards.

•	Proposal 2: Regroup and Reorganize Funds. Most funds in the fund complex will participate in a restructuring initiative. The first step of this initiative will be a number of reorganizations that will generally group equity funds together and fixed-income funds together, as well as reduce the number of separate legal entities within the fund complex that file registration statements with the Securities and Exchange Commission. The reorganizations will not result in the combination of assets of any fund in the fund complex with any other fund in the fund complex, and will not affect the investment objectives or strategies of the funds in the fund complex or change the fees or expenses payable by fund shareholders. Each reorganization is referred to as a “Step 1 Reorganization” in this Joint Proxy Statement.

The approval of shareholders of Legg Mason Partners Dividend Strategy Fund is required for the Step 1 Reorganization of this Fund. Each of the other Funds will participate in a Step 1 Reorganization, but the approval of its shareholders is not required.

Currently, the funds in the fund complex are comprised of forty-five legal entities. The Step 1 Reorganizations, which would reduce that number to nine, should improve the overall administration of the funds in the fund complex and should enable each Board to oversee a group of funds that generally invests in similar types of securities. For purposes of the Step 1 Reorganizations, a fund is considered an equity fund if it usually invests largely in equity or equity-like investments, even if it invests in some fixed-income investments. A fund is considered a fixed-income fund if it usually invests largely in fixed-income investments.

As a second step in the restructuring initiative, it is proposed that the funds in the fund complex adopt the Maryland business trust form of organization. Currently, the funds in the fund complex have different forms of organization. For example, Legg Mason Partners Aggressive Growth Fund, Inc. is organized as a Maryland corporation, Smith Barney Money Funds—Cash Portfolio is organized as a series of a Maryland corporation, and Legg Mason Partners Dividend Strategy Fund is organized as a series of a Massachusetts business trust. Each trust or corporation has its own governing documents, and the terms of these documents may vary widely. Adopting a single form of organizational structure, with a single form of trust document, should simplify the administration and oversight of the Funds and the other funds in fund complex. Legg Mason has its headquarters in Maryland, and many of the other funds it sponsors already are organized under Maryland law.

The proposed adoption of the Maryland business trust form of organization will not result in the combination of assets of any fund with any other fund, and will not affect the investment objectives or strategies of the funds or change the fees or expenses payable by fund shareholders. The adoption of the Maryland business trust form of organization, for a fund is referred to as a “Step 2 Reorganization” in this Joint Proxy Statement. The Step 2 Reorganizations are discussed in Proposal 2. Shareholders of the Funds included in this Joint Proxy Statement are not required to vote on the Step 2 Reorganizations.

Shareholders of certain existing trusts in the fund complex are being asked to approve the Step 2 Reorganizations for the funds in their trusts. If these shareholders approve the Step 2 Reorganizations, all of the series of the existing trusts, including the new series that result from the Step 1 Reorganizations, will become series of new Maryland business trusts.

Although the approval of shareholders of only Legg Mason Partners Dividend Strategy Fund is required for the Step 1 Reorganization of that Fund, Legg Mason Partners Aggressive Growth Fund, Inc. and Smith Barney Money Funds—Cash Portfolio are also expected to participate in a Step 1 Reorganization. If certain conditions are met, all of the Funds will participate in Step 2 Reorganizations. As a result, all Fund shareholders should read Proposal 2.

•	Proposal 3: Revise Fundamental Investment Policies. Shareholders of each of the Funds are being asked to approve proposals to standardize the Fund’s fundamental investment policies and, in the case of Legg Mason Partners Aggressive Growth Fund, Inc. and Smith Barney Money Funds—Cash Portfolio, to convert their fundamental investment objectives to non-fundamental investment objectives.

Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. The Boards of the Funds have proposed that these restrictions be standardized to the extent practicable to simplify compliance monitoring and to provide additional flexibility for the Funds. Also, the Boards of some Funds have determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. You should note, however, that each Fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager.

Q.	Are the Funds paying for preparation, printing and mailing of this proxy?

A.	Legg Mason or its affiliates have agreed to pay the mailing service and proxy solicitation costs associated with this Joint Proxy Statement and with another joint proxy statement that is being sent to shareholders of other funds in the fund complex. These costs are estimated at approximately $15.0 million in the aggregate. Other costs attributable to this Joint Proxy Statement and to the other joint proxy statement, including postage and printing costs, which are estimated at approximately $12.5 million in the aggregate, will be split, with Legg Mason paying approximately $5.625 million and the funds in the fund complex paying approximately $6.875 million. Costs that are borne by the funds in the fund complex will be allocated among the funds in the fund complex on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular funds.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions on how to cast your vote, please call Computershare Fund Services, the Funds’ proxy solicitor, at (866) 402-1719.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy cards or by computer by going to the Internet address provided on the proxy cards and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

TABLE OF CONTENTS

Page
Questions and Answers	iv

Notice of Special Meeting of Shareholders	III

JOINT PROXY STATEMENT	1

Summary of Proposals and Funds Voting	2

Vote Required and Manner of Voting Proxies	2

Proposal 1—To Elect Board Members	4

Reasons for Realignment and Consolidation	4

Nominees—Board A	5

Nominees—Board B	7

General Information Regarding the Boards	9

Officers of the Funds	9

Indemnification of Board Members and Officers	9

Certain Legal Proceedings	10

Shareholder Approval	12

Proposal 2—To Approve a Step 1 Agreement and Plan of Reorganization	13

Reasons for the Step 1 Reorganizations	13

Effects of the Step 1 Reorganizations	14

Board Considerations	14

Federal Income Tax Consequences	15

Summary of the Step 1 Reorganizations	16

Comparison of Maryland Corporations and Massachusetts Trusts	17

Discussion of Certain Approvals	21

Step 2 Reorganizations	25

Proposal 3—To Revise Fundamental Investment Policies	33

Proposal 3-A: Revise the fundamental policy relating to borrowing money (Funds affected: all Funds)	34

Proposal 3-B: Revise the fundamental policy relating to underwriting. (Funds affected: all Funds)	35

Proposal 3-C: Revise the fundamental policy relating to lending. (Funds affected: all Funds)	36

Proposal 3-D: Revise the fundamental policy relating to issuing senior securities. (Funds affected: all Funds)	36

Proposal 3-E: Revise the fundamental policy relating to real estate. (Funds affected: all Funds)	37

Proposal 3-F: Revise the fundamental policy relating to commodities. (Funds affected: all Funds)	37

Proposal 3-G: Revise the fundamental policy relating to concentration. (Funds affected: all Funds)	38

Proposal 3-H: Remove the fundamental policy relating to diversification. (Funds affected: Aggressive Growth Fund and Cash Portfolio)	39

Proposal 3-I: Convert the Fund’s investment objective from fundamental to non-fundamental (Funds affected: Aggressive Growth Fund and Cash Portfolio)	40

Proposal 3-J: Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental. (Fund affected: Dividend Strategy Fund only)	40

Independent Registered Public Accounting Firms	40

LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Aggressive Growth Fund, Inc.

(f/k/a Smith Barney Aggressive Growth Fund Inc.)

Smith Barney Money Funds—Cash Portfolio

Legg Mason Partners Dividend Strategy Fund

(f/k/a Smith Barney Dividend Strategy Fund)

125 Broad Street, 10th Floor

New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held November 10, 2006

A special meeting of the shareholders of each Fund listed above (for each Fund, a “Meeting”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022, at 2:00 p.m. (New York time) on November 10, 2006, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To elect Board Members. (To be voted on by all of the Funds.)

PROPOSAL 2.	To approve an Agreement and Plan of Reorganization to reorganize the Fund into an existing trust. (To be voted on by Legg Mason Partners Dividend Strategy Fund only.)

PROPOSAL 3.	To revise the Fund’s fundamental investment policies. (To be voted on by all of the Funds.)

PROPOSAL 4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Your Board recommends that you vote “FOR” all Proposals upon which you are being asked to vote.

Shareholders of record at the close of business on September 12, 2006 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of September 12, 2006, you should receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

September [    ], 2006

*	“Smith Barney” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason, Inc. and its affiliates, including each Fund’s investment manager, are not affiliated with Citigroup Inc.

I

LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Aggressive Growth Fund, Inc.

(f/k/a Smith Barney Aggressive Growth Fund Inc.)

Smith Barney Money Funds—Cash Portfolio

Legg Mason Partners Dividend Strategy Fund

(f/k/a Smith Barney Dividend Strategy Fund)

125 Broad Street, 10th Floor

New York, New York 10004

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board” and each Director or Trustee, a “Board Member”) of each of the Funds named above (each, a “Fund”) of proxies to be voted at a special meeting of shareholders of each such Fund to be held at 2:00 p.m. (New York time) on November 10, 2006, at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. A Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about September [    ], 2006.

Legg Mason Partners Aggressive Growth Fund, Inc. (the “Aggressive Growth Fund”) is organized as a Maryland corporation (a “Corporation” or “Maryland Corporation”), Smith Barney Money Funds—Cash Portfolio (the “Cash Portfolio”) is organized as a series of a Maryland Corporation, and Legg Mason Partners Dividend Strategy Fund (the “Dividend Strategy Fund”) is organized as a series of a Massachusetts business trust (a “Trust” or “Massachusetts Trust”). The Corporations and the Trust are registered investment companies.

Shareholders of record at the close of business on September 12, 2006 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of the Aggressive Growth Fund and the Cash Portfolio are entitled to one vote for each share held. Shareholders of the Dividend Strategy Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund.

The number of shares of each Fund outstanding at the close of business on September 12, 2006 and the net assets of each Fund as of that date are shown in Appendix A.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of September 12, 2006, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at (800) 451-2010. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Please note that a separate joint proxy statement is being sent to shareholders of other funds in the fund complex, who are being asked to vote on some of the matters discussed herein, as well as other items applicable to those funds.

Please also note that, as part of the initiatives that are designed to take advantage of expected operational and administrative efficiencies and to eliminate overlapping and duplicative product offerings within the Legg Mason family of mutual funds, shareholders of several funds within the fund complex are being asked to consider combinations involving their funds. Separate proxy materials relating to those proposed fund combinations have been, or will be, sent to applicable shareholders.

The following table shows which proposals shareholders of each Fund are required to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on.

SUMMARY OF PROPOSALS AND FUNDS VOTING

	Proposal No. 1— to Elect Board Members		Proposal No. 2— to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3— to Revise Fundamental Investment Policies*
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Name of Fund				3-A	3-B	3-C	3-D	3-E	3-F	3-G	3-H	3-I	3-J
Legg Mason Partners Aggressive Growth Fund, Inc.	✓			✓	✓	✓	✓	✓	✓	✓	✓	✓
Smith Barney Money Funds—Cash Portfolio		✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Dividend Strategy Fund	✓		✓	✓	✓	✓	✓	✓	✓	✓			✓

* Proposal No. 3-A—Revise the fundamental policy relating to borrowing money.

   Proposal No. 3-B—Revise the fundamental policy relating to underwriting.

   Proposal No. 3-C—Revise the fundamental policy relating to lending.

   Proposal No. 3-D—Revise the fundamental policy relating to issuing senior securities.

   Proposal No. 3-E—Revise the fundamental policy relating to real estate.

   Proposal No. 3-F—Revise the fundamental policy relating to commodities.

   Proposal No. 3-G—Revise the fundamental policy relating to concentration.

   Proposal No. 3-H—Remove the fundamental policy relating to diversification.

   Proposal No. 3-I—Convert the Fund’s investment objective from fundamental to non-fundamental.

   Proposal No. 3-J—Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix A.

The Aggressive Growth Fund is itself a Corporation, and a quorum of the shareholders of that Fund is required with respect to Proposals 1 and 3.

In the case of the Cash Portfolio and the Dividend Strategy Fund, which are organized as a series of a Corporation and a series of a Trust, respectively, a quorum of the shareholders of the Corporation or Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 1. For the Cash Portfolio, a quorum of both the shareholders of the Corporation as a whole and a quorum of the shareholders of the Fund is also required in order for action to be taken with respect to Proposal 3. For the Diversified Strategy Fund, only a quorum of the shareholders of that Fund is required in order for action to be taken with respect to Proposals 2 and 3.

Listed on Appendix A are the number of shares outstanding on September 12, 2006 and the net assets of each Fund. Appendix A also includes this information for the Corporation and Trust of which the Cash Portfolio and the Dividend Strategy Fund, respectively, are series and for each other fund that is a series of the Corporation or Trust. Special meetings of the shareholders of these other series are being held at the same time as the Meeting of the shareholders of the Cash Portfolio and the Dividend Strategy Fund.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposals 2 or 3. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Proposal 1:

•	Nominees must be elected by a plurality of the votes cast by holders of the shares of the applicable Trust or Corporation voted at the Meeting.

•	For the Cash Portfolio and the Dividend Strategy Fund, the shareholders of all series of the applicable Trust or Corporation will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for Proposal 1.

Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of Legg Mason Partners Dividend Strategy Fund.

•	A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Proposal 3:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” proposals. Abstentions effectively result in a vote “AGAINST” Proposals 2 and 3. Any broker non-votes effectively result in a vote “AGAINST” Proposals 2 and 3. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

PROPOSAL 1—TO ELECT BOARD MEMBERS

The purpose of this Proposal 1 is to elect Board Members of the Trust and each Corporation.

Currently, ten different Boards oversee the funds in the fund complex. This Proposal 1 would realign and consolidate the Boards so that the funds would be overseen by just two Boards, with one generally focusing on equity funds (“Board A”) and one generally focusing on fixed-income funds (“Board B”). The shareholders of each Fund are being asked to vote for the election of Board Members of either Board A or Board B as discussed below.

It is intended that the enclosed proxy card will be voted for all nominees (each a “Nominee”) for the applicable Board unless a proxy contains specific instructions to the contrary. The Nominees’ term of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2007.

The shareholders of the Aggressive Growth Fund and the shareholders of the Dividend Strategy Fund are being asked to vote for the election of Board Members of Board A. The shareholders of the Cash Portfolio are being asked to vote for the election of Board Members of Board B. In the case of the Cash Portfolio and the Dividend Strategy Fund, the shareholders of all series of the applicable Corporation or Trust will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for Proposal 1, as discussed above under “Vote Required and Manner of Voting Proxies.”

Reasons for Realignment and Consolidation

On December 1, 2005, Legg Mason, Inc. (“Legg Mason”) acquired substantially all of the worldwide asset management business of Citigroup Inc. (“Citigroup”). Following the acquisition, Legg Mason undertook a review of the investment advisory operations it had acquired and the operations of the mutual funds formerly advised by Citigroup Asset Management with a view to integrating the acquired business with Legg Mason’s asset management business and to streamlining the Legg Mason family of mutual funds by eliminating overlapping and duplicative funds. (The mutual funds formerly advised by Citigroup Asset Management are referred to as the “fund complex.”) At meetings held in June and July 2006, Legg Mason made proposals to the Existing Boards1 to achieve these goals. Among Legg Mason’s proposals was a recommendation that the number of Boards overseeing the funds in the fund complex be reduced by the election of a single Board intended to oversee funds in the fund complex that usually invest largely in equity or equity-like investments, even if they invest in some fixed-income investments (such funds, “Equity Funds”) (“Board A”), and a second Board intended to oversee funds in the fund complex that usually invest largely in fixed-income investments (such funds, “Fixed-Income Funds”) (“Board B”), and that the number of independent Board Members be set at an appropriate level for each Board.

The Boards have determined that realigning the existing Boards overseeing the funds in the fund complex into a smaller number of Boards may provide benefits to shareholders of the funds in the fund complex. With a single Board overseeing funds of a specific type, the Board will be better able to focus its attention on issues common to many of the funds overseen by the Board and may be able to act to resolve these issues in the same time frame. Legg Mason’s senior management and senior portfolio managers have advised the Boards that they expect to meet more frequently with the new Boards because their time will be allocated among fewer Boards and that more frequent communications between the Boards and

[1]	The Existing Boards, for purposes of Proposal 1 and the relevant Appendices, are the boards that currently oversee the Funds. The members of each Existing Board and the funds in the fund complex overseen by each Existing Board are shown in the tables contained in Appendix B.

management should facilitate management’s high level planning and strategic initiatives for the entire fund complex. More frequent contact with portfolio managers should result in more efficient and effective investment management presentations. Realigning the existing Boards overseeing the funds in the fund complex into two Boards may reduce fund expenses, such as costs associated with holding Board and committee meetings. Finally, the Board realignment should benefit Legg Mason management, whose reduced administrative burden and costs should allow management to devote more time and resources to providing services to the funds and to high level strategic planning.

It is intended that Board A will generally supervise Equity Funds and Board B will generally supervise Fixed-Income Funds. This realignment will be achieved as a consequence of the reorganization of the funds in the fund complex described in Proposal 2. If the proposed reorganization of the funds is not approved by shareholders of all funds where shareholder approval is required, however, it is possible that one or more Equity Funds will be overseen by Board B (which is intended to oversee Fixed-Income Funds) or that one or more Fixed-Income Funds will be overseen by Board A (which is intended to oversee Equity Funds). In that event, the Boards might consider additional steps that could be taken to achieve the desired realignment, including possibly reproposing the reorganization.

It is also intended that the Nominees, if elected, will serve as Trustees of newly established Maryland business trusts (each, a “Maryland Trust”) into which the Equity Funds and the Fixed-Income Funds are proposed to be reorganized, as described in Proposal 2. Consequently, the same Board that oversees the Equity Funds or Fixed-Income Funds prior to the reorganization of the funds in the fund complex as series of Maryland Trusts will oversee the successor funds resulting from these redomiciling reorganizations.

You are being asked to elect Board Members of your Fund. Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The Nominees’ terms of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2007. Each Board Member will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees for the Boards is set forth in the sections below. Each Board has determined that the number of Board Members shall be fixed at the number of Board Members elected in accordance with this Joint Proxy Statement.

Nominees—Board A

The Nominees for Board A, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of funds in the fund complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee was recommended for nomination by the Existing Boards of the Board A Funds.

Mr. R. Jay Gerken is an “interested person” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”) by virtue of his position with Legg Mason and its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Independent Nominees:

Paul R. Ades Born 1940	Board Member Nominee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	72	None

Andrew L. Breech Born 1952	Board Member Nominee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	72	None

Dwight B. Crane Born 1937	Board Member Nominee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	72	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Robert M. Frayn, Jr. Born 1934	Board Member Nominee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	72	None

Frank G. Hubbard Born 1937	Board Member Nominee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	72	None

Howard J. Johnson Born 1938	Board Member Nominee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	72	None

David E. Maryatt Born 1936	Board Member Nominee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	72	None

Jerome H. Miller Born 1938	Board Member Nominee	Since 1995	Retired	72	None

Ken Miller Born 1942	Board Member Nominee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)	72	None

John J. Murphy Born 1944	Board Member Nominee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	72	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Board Member Nominee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	72	Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione Born 1944	Board Member Nominee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	72	None

Interested Nominee:

R. Jay Gerken , CFA Born 1951	Board Member Nominee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 166 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	166	Trustee, Consulting Group Capital Markets Funds

*	Indicates the earliest year in which Nominee became a Board Member for a fund in the fund complex.
†	Assumes that the reorganizations discussed in Proposal 2 are approved.

N ominees—Board B

The Nominees for Board B, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of funds in the fund complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee was recommended for nomination by the Existing Boards of the Board B Funds.

Mr. R. Jay Gerken is an “interested person” as defined in the 1940 Act by virtue of his position with Legg Mason and its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Independent Nominees:

Elliott J. Berv Born 1943	Board Member Nominee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	73	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Board Member Nominee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	73	None

Jane F. Dasher Born 1949	Board Member Nominee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	73	None

Mark T. Finn Born 1943	Board Member Nominee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	73	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Rainer Greeven Born 1936	Board Member Nominee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 175 E 62nd St. Corp. (real estate) (since 2002)	73	None

Stephen Randolph Gross Born 1947	Board Member Nominee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	73	Director, Andersen Calhoun (assisted living) (since 1987); Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Board Member Nominee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	73	None

Diana R. Harrington Born 1940	Board Member Nominee	Since 1992	Professor, Babson College (since 1992)	73	None

Susan M. Heilbron Born 1945	Board Member Nominee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	73	None

Susan B. Kerley Born 1951	Board Member Nominee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	73	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten Born 1941	Board Member Nominee	Since 1990	President, George Mason University (since 1996)	73	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Board Member Nominee	Since 1990	formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	73	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Interested Nominee:

R. Jay Gerken, CFA Born 1951	Board Member Nominee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC; Chairman of the Board, Trustee, or Director of 166 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	166	Trustee, Consulting Group Capital Markets Funds

*	Indicates the earliest year in which Nominee became a Board Member for a fund in the fund complex.
†	Assumes that the reorganizations discussed in Proposal 2 are approved.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Board Members of the Existing Boards for the Most Recent Year2 is set forth in Appendix B.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they oversee and in the other funds in the fund complex as of May 31, 2006 is set forth in Appendix C.

Attendance of Board Members at Annual Meeting: Neither the Trust nor either Corporation has a policy with regard to attendance of Board Members at annual meetings. No annual meeting for the Trust or either Corporation was held during the Most Recent Year.

Board Meetings: Information relating to the number of times that the Existing Boards on which the Nominees served met during the Most Recent Year is set forth in Appendix D.

Standing Committees of the Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix E.

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix G.

Indemnification of Board Members and Officers

The governing documents of each Trust or Corporation generally provide that, to the extent permitted by applicable law, the Trust or Corporation will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or Corporation, unless, as to liability to the Trust or Corporation or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Funds organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or Corporation. For Funds incorporated

[2]	The term “Most Recent Year,” when used in this Proposal 1 and the relevant Appendices, refers to the calendar year ended December 31, 2005.

under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, or with respect to which an improper personal benefit was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the funds in the fund complex (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the funds in which none of the plaintiffs had invested3 and dismissing those funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

[3]

The funds dismissed for lack of standing are Salomon Brothers Opportunity Fund Inc, Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Social Awareness Fund, Legg Mason Partners Short Term Investment Grade Bond Fund, Legg Mason Partners U.S. Government Securities Fund, Legg Mason Partners Lifestyle Balanced Fund, Legg Mason Partners Lifestyle Conservative Fund, Legg Mason Partners Lifestyle Growth Fund, Legg Mason Partners Lifestyle High Growth Fund, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners Convertible Fund, Legg Mason Partners Capital and Income Fund, Legg Mason Partners Total Return Bond Fund, Smith Barney Institutional Cash Management Fund Inc., Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Government Securities Fund, Legg Mason Partners Hansberger Global Value Fund, Legg Mason Partners Small Cap Value Fund, Legg Mason Partners Growth and Income Fund, Legg Mason Partners Classic Values Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Dividend and Income Fund, Legg Mason Partners S&P 500 Index Fund, Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds—Cash Portfolio, Smith Barney Money Funds—Government Portfolio, Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, Legg Mason Partners California Money Market Portfolio, Legg Mason Partners Florida Municipals Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Legg Mason Partners Massachusetts Money Market Portfolio, Legg Mason Partners National Municipals Fund, Legg Mason

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds in the fund complex, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI

Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners Technology Fund, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners International Large Cap Fund, Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Capital Preservation Fund, Legg Mason Partners Capital Preservation Fund II, Legg Mason Partners Diversified Large Cap Growth Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners International All Cap Growth Fund, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Capitalization Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Adjustable Rate Income Portfolio.

would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having rescued himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in September 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Joint Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Shareholder Approval

Proposal 1, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. In the case of the Cash Portfolio and the Dividend Strategy Fund, the shareholders of all series of the Trust or Corporation will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for Proposal 1.

Your Board recommends that you vote “FOR” the election of each of the Nominees to Board A or Board B, as applicable.

PROPOSAL 2—TO APPROVE A STEP 1 AGREEMENT AND PLAN OF REORGANIZATION

The shareholders of all Funds should read this Proposal 2. Most funds in the fund complex will participate in the restructuring initiative described in this Proposal 2, even if shareholders of a particular fund are not voting on this Proposal 2.

This Proposal 2 is to be voted on by shareholders of the Dividend Strategy Fund. The Dividend Strategy Fund is being asked by that Fund’s Board to approve the first step in a two step restructuring initiative. Shareholders of the Aggressive Growth Fund and the Cash Portfolio are not required by their governing documents or by applicable law to approve this Step 1, but will nonetheless participate in it.

In Step 1, it is proposed that the number of legal entities within the open-end fund complex be reduced. In Step 2, the approval of which is sought from shareholders of other funds in the fund complex in another joint proxy statement, it is proposed that nearly all funds in the fund complex be reorganized as series of Maryland business trusts and operate under a single form of declaration of trust. The funds in the fund complex that are proposed to participate in Step 1 of the restructuring initiative, including the Funds, are referred to in this Proposal 2 as “Predecessor Funds.” The funds that are proposed to participate in Step 2 of the restructuring initiative, including the Successor Funds (as defined below) resulting from Step 1 of the initiative, are referred to as “Existing Funds.” Because the Funds, as Predecessor Funds, will participate in the restructuring initiative, the shareholders of the Funds should read this Proposal 2, even though only the shareholders of the Dividend Strategy Fund are voting on it.

Today, the fund complex includes over one hundred forty open-end funds that are organized within forty-five Corporations and Trusts which were formed in different states and have charter documents that may vary widely. Each of the legal entities is separately registered with the SEC.

It is proposed that the number of separate legal entities be reduced from forty-five to nine. To achieve this result, each Predecessor Fund will be reorganized as a newly formed corresponding series (each, a “Successor Fund”) of one of seven existing legal entities (each, a “Successor Entity”). The eighth existing legal entity, which will house the master funds in the master-feeder structure, is not covered by this Joint Proxy Statement. The ninth existing legal entity, which will house Legg Mason Partners Capital Preservation Fund and Legg Mason Partners Capital Preservation Fund II, is not part of the reorganizations. Each Successor Fund will acquire all of the assets and liabilities of the corresponding Predecessor Fund, and will have Fund agreements substantially identical to those of the Predecessor Fund.

At meetings held during June and/or July 2006, the Board of each Predecessor Fund and each Successor Fund approved an agreement and plan of reorganization substantially in the form attached hereto as Appendix H, pursuant to which each Predecessor Fund would be reorganized as a corresponding Successor Fund. Each of these reorganizations is referred to as a “Step 1 Reorganization,” and each agreement and plan of reorganization is referred to as a “Step 1 Reorganization Agreement.”

Each of the Predecessor Funds is organized as a Maryland Corporation, or a series of a Maryland Corporation, or as a Massachusetts Trust, or as a series of a Massachusetts Trust (each such Maryland Corporation or Massachusetts Trust, a “Predecessor Entity”). Each Successor Entity is organized as a Massachusetts Trust. A list of all Predecessor Funds, Predecessor Entities, Successor Funds and Successor Entities, marked to indicate those funds in the fund complex that are voting on this Proposal 2, is set forth in Appendix I. Each Predecessor Entity and Successor Entity is a registered investment company.

At the Meeting, shareholders of the Dividend Strategy Fund will be asked to approve the Step 1 Reorganization Agreement. If approved, it is expected that each Step 1 Reorganization would take effect during the first quarter of 2007 but may occur at a different time agreed upon in accordance with the terms of the applicable Step 1 Reorganization Agreement. No Step 1 Reorganization is contingent upon any other Step 1 Reorganization, and the closing date for any one Step 1 Reorganization may or may not be the same as the closing date for any other Step 1 Reorganization.

Reasons for the Step 1 Reorganizations

As noted above, a primary effect and benefit of the Step 1 Reorganizations will be to reduce the number of separate legal entities that will need to file registration statements with the SEC. This reduction is designed to achieve certain economies, such as in registration fees paid by the funds. In an entity with multiple series, redemptions in one series can help offset SEC registration fees paid by another series. In addition, the reduction will allow for more funds to be combined in a single SEC registration statement, which can help make the SEC registration process more efficient and cost effective.

Another primary benefit of the Step 1 Reorganizations will be to help achieve the goal of ensuring that the Equity Board, Board A, oversees most of the Equity Funds within the fund complex and the Fixed Income Board, Board B, oversees most of the Fixed-Income Funds within the fund complex. This should also help achieve certain efficiencies within the management organizations.

The Successor Funds are newly created series, with no current assets or operations, that were formed specifically to acquire the assets of the corresponding Predecessor Funds. After the Step 1 Reorganizations, Successor Fund shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the Reorganizations.

The Step 1 Reorganizations will not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Successor Funds will have management agreements, distribution plans, distribution agreements, other service agreements and policies and procedures substantially identical to those of their corresponding Predecessor Funds. The Step 1 Reorganizations also will not change management fees or distribution fees payable by Predecessor Fund shareholders. You should note, however, that shareholders of certain funds in the fund complex are being asked to approve new management or sub-advisory agreements in a separate joint proxy statement.

Effects of the Step 1 Reorganizations

Immediately after the Step 1 Reorganizations, shareholders of the Predecessor Funds will own shares of the corresponding class of the corresponding Successor Fund that are equal in number and in value to the shares of each Predecessor Fund that were held by those shareholders immediately prior to the closing of the relevant Step 1 Reorganizations. The full value of your shares of a Predecessor Fund will be exchanged for shares of the same class of the corresponding Successor Fund without any sales load, commission or other transactional fee being imposed. For example, if you currently own 100 Class A shares of a Predecessor Fund, immediately after the closing of the Step 1 Reorganization, you would own 100 Class A shares of the corresponding Successor Fund having the same net asset value as your original 100 shares of the Predecessor Fund.

As a result of the Step 1 Reorganizations, shareholders of each Predecessor Fund will become shareholders of the corresponding Successor Fund. Assuming the approval of the Step 2 Reorganizations (as discussed and defined below in the section entitled “Step 2 Reorganizations”), each Successor Fund will become a series of a Maryland Trust. For a comparison of certain attributes of Maryland Corporations and Massachusetts Trusts, please see “Comparison of the Maryland Corporations and Massachusetts Trusts” below.

For all Predecessor Funds, including the Aggressive Growth Fund and the Cash Portfolio, whose shareholders are not voting on the Step 1 Reorganizations, after the shareholders receive shares of the applicable corresponding Successor Fund, shares of the Predecessor Funds will be cancelled or redeemed, as the case may be, and the Predecessor Funds will be terminated. This Joint Proxy Statement constitutes notice of any such redemption.

Board Considerations

At meetings held during June and/or July 2006, the Board of each Predecessor Fund and each Successor Fund approved the Step 1 Reorganizations, including the Step 1 Reorganization Agreements. To assist the Boards in their consideration of the Step 1 Reorganizations, the Boards received in advance of their meetings materials and information about the restructuring proposals.

At each Board’s June and/or July meeting(s), representatives of Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the independent Board Members met in executive session with their independent legal counsel to consider the Step 1 Reorganizations. Among other things, the Board Members considered:

(a) that Legg Mason has informed the Board that it believes the reorganization of each Predecessor Fund into a corresponding Successor Fund, and the resulting reduction in the number of legal entities separately registered with the SEC, may result in future economies of scale and should also facilitate greater communication between Fund management and the Boards;

(b) that the investment objective, strategies, policies and restrictions of each Successor Fund will be identical to those of the corresponding Predecessor Fund in effect immediately prior to the closing, after giving effect to any changes to current investment objectives, policies and restrictions approved by shareholders as a result of the proposals in this Joint Proxy Statement and in the other joint proxy statement;

(c) Legg Mason’s advice that, with the exception of those Predecessor Funds being asked to approve new management or sub-advisory agreements in a separate joint proxy statement, respectively, each Successor Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Predecessor Fund immediately prior to the Step 1 Reorganization;

(d) Legg Mason’s advice that there is no anticipated material adverse effect on the Predecessor Funds’ annual operating expenses and shareholder fees and services as a result of the Step 1 Reorganizations;

(e) Legg Mason’s advice that each Successor Fund will furnish the same level of services to its shareholders as does the corresponding Predecessor Fund;

(f) that shareholders of each Predecessor Fund will own shares of the corresponding class of the corresponding Successor Fund that are equal in number, and in value, to the shares of the Predecessor Fund that were held by those shareholders immediately prior to the closing of the Step 1 Reorganization;

(g) the terms of the proposed Step 1 Reorganization Agreements, including the anticipated tax-free nature of the transactions for the Predecessor Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information from Legg Mason as to the estimated costs and expenses associated with the Step 1 Reorganizations and that Legg Mason would bear a portion of such costs and expenses.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Predecessor Fund. The Board Members concluded that the interests of shareholders of each Predecessor Fund will not be diluted as a result of the Step 1 Reorganization and that the participation in the Reorganization is in the best interests of each Predecessor Fund and its shareholders.

Federal Income Tax Consequences

Each Step 1 Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a condition to the closing of each Step 1 Reorganization, the parties must receive an opinion from counsel that the Step 1 Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither a Predecessor Fund nor its corresponding Successor Fund will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding Successor Fund’s tax basis in the Predecessor Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Predecessor Fund immediately prior to the Reorganization, and the Successor Fund’s holding period of such assets will include the period during which the Predecessor Fund held such assets;

(c) the corresponding Successor Fund will succeed to, and take into account the items of, the Acquired Fund described in Section 381(c) of the Internal Revenue Code;

(d) a Predecessor Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Successor Fund shares in exchange for such shareholder’s Predecessor Fund shares pursuant to the Reorganization;

(e) a Predecessor Fund shareholder’s aggregate tax basis in the corresponding Successor Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Predecessor Fund shares held immediately before the Reorganization; and

(f) a Predecessor Fund shareholder’s holding period for the corresponding Successor Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Predecessor Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by the Predecessor Fund, the Predecessor Entity, the Successor Fund and the Successor Entity.

Summary of the Step 1 Reorganization Agreements

Each Step 1 Reorganization Agreement contemplates:

(a) the transfer of all of the assets of each Predecessor Fund to a corresponding Successor Fund in exchange for shares of the Successor Fund having an aggregate value equal to the assets and liabilities of the Predecessor Fund, and the assumption by the corresponding Successor Fund of all of the liabilities of the Predecessor Fund;

(b) the distribution to shareholders of each class of the Predecessor Fund of the same number of shares of the corresponding class of the respective Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Predecessor Fund held by that shareholder on the applicable Step 1 Closing Date (as defined below); and

(c) the subsequent deregistration and, if applicable, dissolution of the Predecessor Entity.

Set forth below is a general description of the terms of the Step 1 Reorganization Agreements. A form of Step 1 Reorganization Agreement is attached hereto as Appendix H.

Each Step 1 Reorganization Agreement provides that each Successor Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Predecessor Fund in exchange for shares of the Successor Fund. Subject to the satisfaction of the conditions described below, the Step 1 Reorganization is expected to occur during the first quarter of 2007 but may occur at a different time agreed upon by the parties. The date on which the Step 1 Reorganization occurs is referred to as the “Step 1 Closing Date.” The number of full and fractional shares of the Successor Fund you will receive in the Step 1 Reorganization will be equal to the number of full and fractional shares of the Predecessor Fund you own on the applicable Step 1 Closing Date and will be of the same class as the shares you own on the applicable Step 1 Closing Date.

Each Step 1 Reorganization Agreement further provides that, as part of the closing of the Step 1 Reorganization, each Predecessor Fund will distribute pro rata to its shareholders of record the shares of the respective Successor Fund received in the Reorganization, as calculated on the applicable Step 1 Closing Date as of the time for calculation of the Predecessor Fund’s net asset value as set forth in the Fund’s prospectus. The distribution with respect to each class of the Predecessor Fund’s shares will be accomplished by the transfer of the Successor Fund shares then credited to the account of the Predecessor Fund on the books of the corresponding Successor Fund to newly-created accounts on the books of that Successor Fund in the names of the Predecessor Fund shareholders. All issued and outstanding shares of the Predecessor Fund will then be redeemed (if the Predecessor Fund is organized as a Corporation or a series of a Corporation) or liquidated (if the Predecessor Fund is organized as a Trust or a series of a Trust), and canceled on the books of the Predecessor Fund.

The Successor Fund will not issue certificates representing the Successor Fund shares issued in connection with such exchange. After such distribution, each Step 1 Reorganization Agreement provides that each Predecessor Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Fund. If a Predecessor Entity has no outstanding series following the closing of the Step 1 Reorganization, it will also take all necessary steps to deregister as an investment company with the SEC.

The Step 1 Reorganization Agreements for certain Predecessor Funds, including the Dividend Strategy Fund, as indicated in Appendix I, must be approved by shareholders of the applicable Predecessor Fund. In the event that shareholders of a particular Predecessor Fund do not approve the Step 1 Reorganization Agreement of that Fund, that Fund will remain a series of the applicable Predecessor Entity. The Step 1 Reorganization Agreements provide that the benefits and obligations attendant to a Step 1 Reorganization are severable with respect to each Predecessor Fund and its corresponding Successor Fund.

Each Step 1 Reorganization Agreement may be terminated and the relevant Step 1 Reorganization abandoned, with respect to one or more Predecessor or Successor Funds or with respect to all Predecessor Funds, at any time prior to the applicable Step 1 Closing Date, regardless of any approval by the shareholders of the Predecessor or Successor Funds, if circumstances should develop that, in the relevant Board’s opinion, make proceeding with the Reorganization inadvisable with respect to such Fund(s). The Step 1 Reorganization Agreements provide that either of the Predecessor or Successor Fund may waive compliance with any of the covenants or conditions made therein for the benefit of any Predecessor or Successor Fund, as applicable, other than the requirements that: (1) each Step 1 Reorganization Agreement as to which shareholder approval is required be approved by shareholders of the applicable Predecessor Fund; and (2) the parties receive an opinion of counsel that the transactions contemplated by the Step 1 Reorganization Agreements will constitute a tax-free reorganization for federal income tax purposes.

Comparison of Maryland Corporations and Massachusetts Trusts

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, each mutual fund is also organized as an entity under state law. Each of the Predecessor Funds is organized as either a Maryland Corporation or a series of a Maryland Corporation, or as a Massachusetts Trust or a series of a Massachusetts Trust. If a Step 1 Reorganization occurs with respect to a Predecessor Fund, that Predecessor Fund will become a series of one of the Successor Entities, each of which is a Massachusetts Trust.

Because the federal laws governing mutual funds are the same for funds organized as Maryland Corporations and Massachusetts Trusts, it is not expected that Step 1 Reorganizations will result in material changes in the way that the Predecessor Funds are managed and governed. However, there are differences between Massachusetts state law and Maryland state law and shareholders should consider these differences when considering this proposal.

A fund organized as a Massachusetts Trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation, on the other hand, is governed both by Maryland corporate law and the fund’s charter. For a fund organized as a Maryland Corporation, unlike a fund organized as a Massachusetts Trust, the Maryland General Corporation Law (the “MGCL”) prescribes many aspects of the fund’s governance. For example, the MGCL requires shareholder votes in a number of circumstances, including certain amendments of the fund’s charter.

Shareholders of a Maryland Corporation are shielded by statute from personal liability for the corporation’s acts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not shielded by statute from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Successor Entity’s declaration contains such provisions.

Maryland Corporations

Each Maryland Corporation is governed by the Maryland General Corporation Law (the “MGCL”), its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland Corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and such corporation’s charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter or Bylaws of a Maryland corporation so provides, Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter and Bylaws of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The Board of Directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the Board of Directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Generally, the charters of the Maryland Corporations generally permit the Boards of Directors within this statutory framework to establish series and classes in addition to those currently established and, prior to issuance, to determine the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Legg Mason Partners Variable Portfolios I, Inc., Salomon Brothers Capital Fund Inc, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., The Salomon Brothers Fund Inc, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners World Funds, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Salomon Brothers Investors Value Fund Inc, Legg Mason Partners Core Plus Bond Fund, Inc., Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Investment Funds, Inc., Salomon Brothers Series Fund Inc, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc. and Salomon Brothers Institutional Series Fund Inc each contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The charters of Legg Mason Partners Sector Series, Inc., Smith Barney Municipal Money Market Fund Inc. and Smith Barney Money Funds, Inc. do not contain such a provision.

Additionally, the charters or the Bylaws of each of the Maryland Corporations generally provide for indemnification for directors and officers. The indemnification provisions and, if applicable, provisions requiring the advance of expenses, are subject to any limitations under Maryland law and the 1940 Act. The 1940 Act generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Successor Entities

Each Successor Entity is a Massachusetts Trust and is governed by its own declaration of trust (each, a “Successor Entity Declaration”). Although the Successor Entity Declarations contain some very similar provisions, there are differences in a number of provisions. The following is a summary of some of the key provisions of the Successor Entity Declarations and is qualified in its entirety by reference to each Successor Entity Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Successor Entities are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including: (a) the removal of trustees; (b) with respect to certain amendments to the Successor Entity Declaration; and (c) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Income Funds (“Income Funds”), Legg Mason Partners Variable Portfolios II (“Variable Portfolios II”) and Legg Mason Partners Investment Trust (“Investment Trust”) are additionally entitled to vote on the termination of the trust, or of any of its series or classes. Shareholders of Legg Mason Partners Variable Portfolios IV (“Variable Portfolios IV”) are not entitled to vote on any mergers or reorganizations, except when required by the 1940 Act.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Successor Entities is required to hold such meetings. Each Successor Entity will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Successor Entity Declaration. Shareholders of Variable Portfolios IV, Income Funds, Variable Portfolios II and Investment Trust are each entitled to one vote for each share held and fractional votes for fractional shares held, while the other Successor Entity Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Successor Entities except Income Funds, shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. For Income Funds, shareholders vote separately by series or class, except for the election of trustees or where required by the 1940 Act to vote together.

Election and Removal of Trustees

The Successor Entity Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The declarations of trust of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and the declarations of trust of Income Funds, Variable Portfolios II and Investment Trust contain specific provisions relating to trustees emeritus, and compensation for acting as such. The Successor Entity Declarations provide that trustees may be removed by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Successor Entity are authorized to amend the Successor Entity Declaration without the vote of shareholders except in certain circumstances. Shareholders of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III are entitled to vote on amendments that (a) would affect their right to vote granted in the applicable Successor Entity Declaration; (b) any amendment to the provision of the applicable Successor Entity Declaration relating to amendments; (c) any amendment required by law, or otherwise to be approved by shareholders; and (d) any amendment submitted to them by the trustees. Shareholders of the other Successor Entities are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable. Each Successor Entity Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Successor Entity Declaration to the shareholders, trustees, officers, employees and agents of the Successor Entity or that permit assessments upon shareholders or former shareholders. In addition, some of the Successor Entity Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Successor Entity Declaration with respect to actions or omissions of persons entitled to indemnification under the Successor Entity Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Successor Entity are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Successor Entity Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Successor Entity Declaration. The Successor Entity Declarations provide that the Successor Entity may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the trustees.

Disclosure of Shareholder Holdings

The declarations of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III specifically require shareholders, upon demand, to disclose to the trustees in writing information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and these Successor Entities may disclose such ownership if required by law or regulation. The other Successor Entity Declarations do not explicitly lay out this requirement.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Successor Entity Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. Except for Income Funds, Variable Portfolios II and Investment Trust, the trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Successor Entity Declaration provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Successor Entity generally.

Shareholder, Trustee and Officer Liability

The Successor Entity Declarations provide that shareholders have no personal liability for the obligations of the Successor Entity and require the Successor Entity to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Successor Entity will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Successor Entity Declarations provide that any person who is or has been a trustee, officer or employee of the Successor Entity is not personally liable to any person in connection with the affairs of the Successor Entity, other than the Successor Entity and its shareholders. The Successor Entity Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Successor Entity Declarations further provide that a trustee or officer is not liable to the Successor Entity or to any shareholder for any actions or failure to act, and require the Successor Entity to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Successor Entity. The Successor Entity Declarations provide that the Successor Entity may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances. The declarations of trust for CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III further provide that in making certain determinations, the trustee or officer, as the case may be, will be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The declarations for those Successor Entities also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declarations of trust for CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III provide that, consistent with current judicial interpretations of Massachusetts law, shareholders must make a demand on the trustees, requesting the trustees to bring an action, before the shareholders are entitled to bring or maintain a court action or claim on behalf of the Successor Entity. These declarations of trust also provide that a trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of trustees of the Successor Entity or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration. The other Successor Entity Declarations do not specifically address this issue. The Successor Entity Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Certain Approvals

Each Step 1 Reorganization Agreement provides that each Predecessor Fund, while it is the sole shareholder of the corresponding Successor Fund, shall:

(a) approve a management agreement between the Successor Fund and its Manager;

(b) approve a sub-advisory agreement between the Successor Fund and its Sub-Adviser; and

(c) approve the distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act for the Successor Fund and its classes of shares.

Shareholders of the Predecessor Funds are not being asked to vote on these matters. However, if you approve a Step 1 Reorganization for your Predecessor Fund, you will also, in effect, be approving these matters for your Fund’s Successor Fund. Below is additional information regarding some of the actions to be taken by the sole shareholder of each Predecessor Fund with respect to the corresponding Successor Fund in connection with the Step 1 Reorganizations.

Management Agreements

As noted above, each Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, will approve a management agreement for the Successor Fund (each, a “Successor Management Agreement”). The Manager of each of the Predecessor Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Each Predecessor Fund’s Manager will not change as a result of the Step 1 Reorganizations. Please note, however, that shareholders of one fund in the fund complex are being asked to approve a new investment manager in a separate joint proxy statement.

The terms of the Successor Management Agreements will be substantially identical to the terms of the Predecessor Funds’ current management agreements with the Manager (the “Current Management Agreements”). Set forth in Appendix J is a general description of the terms of the Current Management Agreements.

At meetings held during June and/or July 2006, the Board of each Successor Fund, including the independent Board Members, approved the Successor Management Agreement between the Fund and the Manager. In approving the Successor Management Agreements, the Boards of each of the Successor Funds, including the independent Board Members, considered the factors below.

The Board Members noted that the Manager will provide administrative and certain oversight services to the Funds, and that the Manager will delegate to one or more subadvisers the day-to-day portfolio management of the Funds. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Successor Funds. The Board Members noted that these portfolio management teams are generally the same as those currently managing the Predecessor Funds.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to each Successor Fund by the Manager under the Successor Management Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services.

The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities, organization of the Manager and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members also considered, based on their knowledge of Legg Mason and its affiliates, the financial resources available to the Manager and its parent organization, Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under each Successor Management Agreement were acceptable.

The Board Members also received and considered performance information for each Predecessor Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Predecessor Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing each Predecessor Fund’s performance against, among other things, its benchmark(s).

The Board Members reviewed and considered the management fee that would be payable by each Successor Fund to its Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including any fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing each Successor Fund’s management fees and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members determined that each Successor Fund’s management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Successor Fund under the Successor Management Agreement.

The Board Members received and considered a pro-forma profitability analysis of the Manager and its affiliates in providing services to the Predecessor Funds, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationships with the funds in the fund complex and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expected to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Boards of the Predecessor Funds in connection with the Predecessor Fund Board’s most recent approval or continuance of each Current Management Agreement in addition to information provided in connection with their evaluation of the terms and conditions of the Successor Management Agreements. The Board Members noted that Successor Management Agreements were being entered into in connection with shell reorganizations that continue the Predecessor Funds as series of different entities and do not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Board Members noted that the terms and conditions of the Successor Management Agreements are unchanged from those of the Current Management Agreements.

In light of all of the foregoing, each Board, including the independent Board Members, approved the Successor Management Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Successor Management Agreements, and each Board Member attributed different weight to the various factors. The independent Board Members were advised by separate independent legal counsel throughout the process. The Board Members also discussed the proposed approval of the Successor Management Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Sub-Advisory Agreements

As noted above, each Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, will approve one or more sub-advisory agreements for the Successor Fund (each, a “Successor Sub-Advisory Agreement”). The Sub-Adviser of each of the Funds is listed in Appendix A. Each Predecessor Fund’s Sub-Adviser(s) will not change as a result of the Step 1 Reorganizations. Please note, however, that the shareholders of certain funds in the fund complex are being asked to approve a new sub-adviser in a separate joint proxy statement.

The terms of the Successor Sub-Advisory Agreements will be substantially identical to the terms of the Predecessor Funds’ current sub-advisory agreements (the “Current Sub-Advisory Agreements”). Set forth in Appendix K is a general description of the terms of the Current Sub-Advisory Agreements.

At meetings held during June and/or July 2006, the Board of each Successor Fund, including the independent Board Members, approved the Successor Sub-Advisory Agreement between the applicable Successor Fund’s adviser and the Sub-Advisers. Each Successor Sub-Advisory Agreement will take effect upon the closing of the applicable Step 1 Reorganization. In approving the Successor Sub-Advisory Agreements, the Boards, including the independent Board Members, considered the factors below.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to each Successor Fund by its Sub-Adviser under the Successor Sub-Advisory Agreement. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of each Sub-Adviser, the qualifications, backgrounds and responsibilities of the senior personnel of each Sub-Adviser and the ability of the Sub-Adviser to perform its duties under its Successor Sub-Advisory Agreement. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under each Successor Sub-Advisory Agreement were acceptable.

As discussed above, the Board Members also received and considered the performance of each Predecessor Fund in comparison to each Predecessor Fund’s Performance Universe. Based on their review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of each Predecessor Fund, under the circumstances, supported approval of the Successor Sub-Advisory Agreement.

The Board Members reviewed and considered the sub-advisory fee that would be payable by the Manager to each Sub-Adviser in light of the nature, extent and quality of the management services expected to be provided by the Sub-Adviser. The Board Members noted that the Manager, and not the Successor Funds, will pay the sub-advisory fees to the Sub-Advisers. The Board Members determined that each Successor Fund’s sub-advisory fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Successor Fund under the Successor Sub-Advisory Agreement.

Regarding the costs of the services to be provided by the Sub-Advisers under the Successor Sub-Advisory Agreements, the Board Members noted that the Funds do not pay the sub-advisory fees.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Boards of the Predecessor Funds in connection with the Predecessor Fund Board’s most recent approval or continuance of each Sub-Advisory Agreement in addition to information provided in connection with their evaluation of the terms and conditions of the Successor Sub-Advisory Agreements. The Board Members noted that Successor Sub-Advisory Agreements were being entered into in connection with shell reorganizations that continue the Predecessor Funds as series of different entities and do not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Board Members further noted that the terms and conditions of the Successor Sub-Advisory Agreements are unchanged from those of the Current Sub-Advisory Agreements.

In light of all of the foregoing, the Board, including the independent Board Members, approved the Successor Sub-Advisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Successor Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors. The independent Board Members were advised by separate independent legal counsel throughout the process. The Board Members also discussed the proposed approval of the Successor Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Advisers were present.

Distribution Plans

The Step 1 Reorganization Agreements also authorize each Predecessor Fund, while it is the sole shareholder of the corresponding Successor Fund, to approve a new distribution plan for the corresponding Successor Fund in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Successor Fund (each, a “Successor Distribution Plan”). Each Predecessor Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Predecessor Fund (each, a “Predecessor Distribution Plan”). The terms of the Successor Distribution Plans are substantially identical to those of the Predecessor Distribution Plans. Under the Predecessor Distribution Plans and Successor Distribution Plans, the service fee and/or distribution fee for each class of shares of a fund may be used by a fund’s principal underwriters, broker-dealers, financial intermediaries and others that enter into distribution or service agreements with regard to the class (each, a “Servicing Party”) to pay expenses related to that class. These expenses include, without limitation, the following: (a) costs of printing and distributing the fund’s prospectuses, statements of additional information and reports to prospective investors in the fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; (c) an allocation of overhead and other branch office distribution-related expenses of a Servicing Party; (d) payments made to, and expenses of, a Servicing Party’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to fund shareholders in connection with the distribution of the fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the fund and its operations, processing shareholder transactions, promotional, advertising or marketing services, sub-accounting and recordkeeping services (in excess of ordinary payments made to the fund’s transfer agent or other record keeper), obtaining shareholder information and providing information about the fund, asset allocation services, compensating sales personnel, maintaining and servicing shareholder accounts (including the payment of a continuing fee to financial consultants); and (e) interest-related expenses, or the cost of capital associated with, the amount of the foregoing expenses that exceed the distribution fee for that class and, in the case of class B shares, any contingent deferred sales charges received by a Servicing Party.

The Predecessor Distribution Plans and Successor Distribution Plans further provide that (a) the distribution fee for a particular class may be used by a Servicing Party to cover expenses primarily intended to result in the sale of shares of that class, including, without limitation, payments to the financial consultants of the Servicing Party and other persons as compensation for the sale of the shares, (b) the service fees are primarily intended to be used by a Servicing Party to pay for servicing shareholder accounts, which may include a continuing fee to financial consultants, which fee may begin to accrue immediately after the sale of such shares, and (c) a Servicing Party may retain portions of the service fees and/or distribution fees in excess of its expenses incurred.

Each Predecessor Distribution Plan and Successor Distribution Plan recognizes that a fund’s Manager, principal underwriter, Servicing Party or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of the fund’s shares, including the activities referred to above. If any payments made by a fund to its Manager or any affiliate thereof, including payments made from such Manager’s or affiliate’s management or advisory fee or administrative fee or payments made for shareholder services, should be deemed to be indirect financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1, to the extent permitted by applicable law, such payments are authorized by each Predecessor Distribution Plan and Successor Distribution Plan, and such payments are not limited by the limits on service and distribution fees contained in the plans unless required by applicable law.

At meetings held during June and/or July 2006, the Board of each Successor Fund determined that approval of the Successor Distribution Plan is in the best interests of the fund and the shareholders of each class of the fund. The Board of each Successor Fund considered, among other factors, the current fees payable under the Predecessor Distribution Plan, the fees payable under the Successor Distribution Plan, and comparable fees paid (and levels of service provided) within the industry.

The Board Members further considered the services to be provided for each class of shares covered by the Successor Distribution Plans, the costs of providing the services and the anticipated benefits to shareholders resulting from the services. The Board Members of each Successor Fund considered in particular the differences in costs of distributing and servicing various share classes resulting from the characteristics of each class. The Board Members noted that the Successor Distribution Plan should enable the Successor Funds to promote sales of its shares and provide appropriate levels of personal service and maintenance with respect to shareholder accounts. The Board Members concluded that the service fees and distribution fees provided under the Successor Distribution Plans are fair and reasonable and in line with industry standards. The Board Members found that the New Distribution Plans are likely to benefit the Successor Funds and the shareholders serviced by the Successor Distribution Plans. The Board Members recognized that the terms and conditions of the New Distribution Plans are unchanged from those of the Predecessor Distribution Plans. As a result of these and other factors, the Board of each Successor Fund, including the independent Board Members, approved the New Distribution Plans.

S tep 2 Reorganizations

As noted above, shareholders of certain funds in the fund complex are being asked to approve the second step of the restructuring initiative. In Step 2, it is proposed that all funds in the fund complex (other than the Capital Preservation Funds) be redomiciled as series of Maryland Trusts with a single form of declaration of trust.

The shareholders of the current series of each Successor Entity are being asked to approve the reorganization of the Successor Entities into newly created Maryland Trusts. If these reorganizations are approved, all series of the Successor Entities, including the newly created Successor Funds that result from the Step 1 Reorganizations described above, will become series of the new Maryland Trusts.

Shareholders of the Predecessor Funds are not required to approve the reorganization of the Successor Entities unless their Predecessor Funds are already series of a Successor Entity. The Funds are not series of a Successor Entity and are therefore not being asked to approve the second step of the restructuring initiative. However, if the Step 1 Reorganizations occur, all funds in the fund complex (other than the Capital Preservation Funds) will become series of the Successor Entities. As series of the Successor Entities, they would participate in the reorganization of the Successor Entities. All series of the Successor Entities, including the newly created Successor Funds resulting from Step 1 of the initiative, are referred to as “Existing Funds.”

Today, the fund complex includes over one hundred forty open-end funds that are organized within forty-five Corporations and Trusts which were formed in different states and have charter documents that vary widely. Each of the legal entities is separately registered with the SEC. Assuming shareholder approval of this Proposal 2, the number of separate legal entities will be reduced from forty-five to nine, with the nine legal entities housing all of the funds in the fund complex.

It is proposed that eight of the remaining nine legal entities adopt the Maryland Trust form of organization. Following the proposed domiciling, each of these legal entities will have uniform declarations of trust and by-laws. To achieve this result, certain technical legal requirements require that each Existing Fund be reorganized as a newly organized corresponding series (each, a “Destination Fund”) of a newly formed Maryland Trust (each, a “Maryland Entity”). Each Destination Fund will acquire all of the assets and liabilities of the corresponding Existing Fund, and will have Fund agreements substantially identical to those of the Existing Fund. The ninth remaining legal entity, which will house the Capital Preservation Funds, is not part of the reorganizations.

At meetings held during June and/or July 2006, the Board of each Successor Entity approved an agreement and plan of reorganization pursuant to which each Existing Fund would be reorganized as a corresponding Destination Fund. Each of these reorganizations is referred to as a “Step 2 Reorganization,” and each agreement and plan of reorganization for that reorganization is referred to as a “Step 2 Reorganization Agreement.” Each Successor Entity is organized as a Massachusetts Trust and is a registered investment company. A list of all Successor Entities, Maryland Entities, and the current series thereof, is set forth in Appendix L.

At a special meeting of shareholders, the shareholders of each Successor Entity, with all of its current series and classes voting together, will be asked to approve the applicable Step 2 Reorganization Agreement. If approved, it is expected that the Step 2 Reorganizations will take effect during the first quarter of 2007 but may occur at a different time agreed upon in accordance with the term of the Step 2 Reorganization Agreements. No Step 2 Reorganization of a Successor Entity is contingent upon the Step 2 Reorganization of any other Successor Entity, and the closing date for any Step 2 Reorganization may or may not be the same as the closing date for other Step 2 Reorganizations.

Reasons for the Step 2 Reorganizations

The goal of the Step 2 Reorganizations is to have a single form of organization for all the funds in the fund complex, with all newly created Trusts being Maryland Trusts, each of which would have multiple series. Currently, the funds have different organizational structures, either as Massachusetts Trusts or Maryland Corporations or series thereof, and charter documents that vary widely. By adopting a single form of organizational structure, with all funds operating with uniform charter documents, the legal administration of the funds should be simplified.

The Destination Funds are newly created series, with no current assets or operations, that were formed specifically to acquire the assets of all series of the Successor Entities. After the Step 2 Reorganizations, Destination Fund shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the Reorganizations.

The Step 2 Reorganizations will not affect the investment objectives or strategies of the Existing Funds or the way they are managed. The Destination Funds will have management agreements, distribution plans, distribution agreements, other service agreements and policies and procedures substantially identical to those of their corresponding Existing Funds. The Step 2 Reorganizations also will not change management fees or distribution fees payable by Existing Fund shareholders.

Effects of the Step 2 Reorganizations

Immediately after the Step 2 Reorganizations, shareholders of the Existing Funds will own shares of the corresponding class of each corresponding Destination Fund that are equal in number and in net asset value to the shares of each Existing Fund that were held by those shareholders immediately prior to the closing of the Step 2 Reorganization. The full value of the shares of an Existing Fund will be exchanged for shares of the same class of the corresponding Destination Fund without any sales load, commission or other transactional fee being imposed. For example, if you currently own 100 Class A shares of an Existing Fund, immediately after the closing of the Step 2 Reorganization, you would own 100 Class A shares of the corresponding Destination Fund having the same net asset value as the original 100 shares of the Existing Fund.

As a result of the Step 2 Reorganizations, shareholders of each Existing Fund will become shareholders of the corresponding Destination Fund. For a comparison of certain attributes of Massachusetts Trusts and Maryland Trusts, please see “Discussion of Maryland Trusts” below.

Assuming the approval of the Step 1 and Step 2 Reorganizations by the applicable shareholders and the election of Board Members of each Successor Entity as proposed in Proposal 1, the fund complex will be structured as shown in Appendix M following the closing of the Reorganizations, with each fund in the fund complex being overseen by the Board indicated in Appendix M.

Board Considerations

At meetings held during June and/or July 2006, the Board of each Successor Entity approved the Step 2 Reorganizations, including the Step 2 Reorganization Agreements. To assist the Boards in their consideration of the Step 2 Reorganizations, the Boards received in advance of their meetings materials and information about the restructuring proposals.

At each Board’s June and/or July meeting, representatives of Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the independent Board Members met in executive session with their independent legal counsel to consider the Step 2 Reorganizations.

Among other things, the Board Members considered:

(a) that Legg Mason has informed the Board that it believes the reorganization of each Existing Fund into a corresponding Destination Fund, and the resulting adoption of a single form of organization and uniform charter documents for all the funds, should simplify the administration and oversight of the funds;

(b) that the investment objective, strategies, policies and restrictions of each Existing Fund will be identical to those of the corresponding Destination Fund;

(c) Legg Mason’s advice that each Destination Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Existing Fund immediately prior to the Step 2 Reorganization, after giving effect to any changes to any new management or sub-advisory agreements and changes in fundamental policies approved by shareholders as a result of the proposals in this Joint Proxy Statement and the other joint proxy statement;

(d) Legg Mason’s advice that there is no anticipated material adverse effect on the Existing Funds’ annual operating expenses and shareholder fees and services as a result of the Step 2 Reorganizations;

(e) Legg Mason’s advice that each Destination Fund will furnish the same level of services to its shareholders as does the corresponding Existing Fund;

(f) that shareholders of each Existing Fund will own shares of the corresponding class of the corresponding Destination Fund that are equal in number, and in value, to the shares of the Existing Fund that were held by those shareholders immediately prior to the closing of the Step 2 Reorganization;

(g) the terms of the proposed Step 2 Reorganization Agreements, including the anticipated tax-free nature of the transactions for the Existing Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information received from Legg Mason as to the estimated costs and expenses associated with the Step 2 Reorganizations and that Legg Mason would bear a portion of such costs and expenses.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Existing Fund. The Board Members concluded that the interests of shareholders of each Existing Fund will not be diluted as a result of the Step 2 Reorganization and that participation in the Reorganization is in the best interests of each fund and its shareholders.

Federal Income Tax Consequences

Each Step 2 Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code. As a condition to the closing of each Step 2 Reorganization, the parties must receive an opinion from counsel that the Step 2 Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither an Existing Fund nor its corresponding Destination Fund will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding Destination Fund’s tax basis in the Existing Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Existing Fund immediately prior to the Reorganization, and the Destination Fund’s holding period of such assets will include the period during which the Existing Fund held such assets;

(c) the corresponding Destination Fund will succeed to, and take into account the items of, the Acquired Fund described in Section 381(c) of the Internal Revenue Code;

(d) an Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Destination Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;

(e) an Existing Fund shareholder’s aggregate tax basis in the corresponding Destination Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Existing Fund shares held immediately before the Reorganization; and

(f) an Existing Fund shareholder’s holding period for the corresponding Destination Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Existing Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by the Existing Fund, the Successor Entity, the Destination Fund and the Maryland Entity.

Summary of the Step 2 Reorganization Agreements

Each Step 2 Reorganization Agreement contemplates:

(a) the transfer of all of the assets of each Existing Fund to a corresponding Destination Fund in exchange for shares of the Destination Fund having an aggregate value equal to the assets less liabilities of the Existing Fund, and the assumption by the corresponding Destination Fund of all of the liabilities of the Existing Fund;

(b) the distribution to shareholders of each class of the Existing Fund of the same number of shares of the corresponding class of the respective Destination Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Existing Fund held by that shareholder on the applicable Step 2 Closing Date (as defined below); and

(c) the subsequent dissolution and deregistration of the Successor Entity.

Set forth below is a general description of the terms of the Step 2 Reorganization Agreements.

Each Step 2 Reorganization Agreement provides that each Destination Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Existing Fund in exchange for shares of the Destination Fund. Subject to the satisfaction of the conditions described below, such Step 2 Reorganization is expected to occur during the first quarter of 2007 but may occur at a different time agreed upon by the parties. The date on which the Step 2 Reorganization occurs is referred to as the “Step 2 Closing Date.” The number of full and fractional shares of the Destination Fund you will receive in the Step 2 Reorganization will be equal to the number of full and fractional shares of the Existing Fund you own on the applicable Step 2 Closing Date and will be of the same class as the shares you own on the applicable Step 2 Closing Date.

Each Step 2 Reorganization Agreement further provides that, as part of the closing of each Step 2 Reorganization, each Existing Fund will distribute pro rata to its shareholders of record the shares of the respective Destination Fund received in the Step 2 Reorganization, as calculated on the applicable Step 2 Closing Date as of the time for calculation of the Existing Fund’s net asset value as set forth in the Existing Fund’s prospectus. The distribution with respect to each class of the Existing Fund’s shares will be accomplished by the transfer of the Destination Fund shares then credited to the account of the Existing Fund on the books of the corresponding Destination Fund to newly-created accounts on the books of that Destination Fund in the names of the Existing Fund shareholders. All issued and outstanding shares of the Existing Fund will then be canceled on the books of the Existing Fund. The Destination Fund will not issue certificates representing the Destination Fund shares issued in connection with such exchange. In connection with a Step 2 Reorganization, each Maryland Entity will assume the SEC registration of its corresponding Successor Entity.

After such distribution, each Step 2 Reorganization Agreement provides that each Existing Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Existing Fund. If a Successor Entity has no outstanding series following the closing of the Step 2 Reorganization, it will also take all necessary steps to deregister as an investment company with the SEC.

Each Step 2 Reorganization Agreement must be approved by the shareholders of the applicable Successor Entity, with all applicable Existing Funds voting together. Each Step 2 Reorganization Agreement may be terminated and the Step 2 Reorganization abandoned, with respect to one or more Existing Funds or Destination Funds or with respect to all Existing Funds, at any time prior to the applicable Step 2 Closing Date, regardless of any approval by the shareholders of the Existing Funds, if circumstances should develop that, in the relevant Board’s opinion, make proceeding with the Step 2 Reorganization inadvisable with respect to such Fund(s). The Step 2 Reorganization Agreements provide that either of the Existing Funds or the Destination Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Existing Fund or Destination Fund, as applicable, other than the requirements that: (1) each Step 2 Reorganization Agreement be approved by shareholders of the applicable Successor Entity; and (2) the Successor Entity and Maryland Entity receive an opinion of counsel that the transactions contemplated by the Step 2 Reorganization Agreements will constitute a tax-free reorganization for federal income tax purposes.

Discussion of Maryland Trusts

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, each mutual fund is also organized as an entity under state law. If the shareholders of the Predecessor Funds approve the Step 1 Reorganizations and the shareholders of the Successor Entities approve the Step 2 Reorganizations, you will become a shareholder of a Destination Fund that is a series of a Maryland Entity, which is organized as a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Maryland Entity’s declaration of trust.

The Declarations of Trust for the Maryland Entities (each, a “Declaration”) are substantially identical to each other. Each Declaration provides flexibility to the trustees in the conduct of the Destination Funds’ business and in the governance of the Destination Funds and also provides for broad authority consistent with Maryland law. Many of the provisions of the Declarations are designed to permit the Destination Funds to operate more efficiently and in a cost effective manner. Of course, each Destination Fund is also subject to federal laws and regulations, and in particular, the 1940 Act, which provides a comprehensive regulatory scheme for investment companies, the rights of shareholders and the duties and obligations of the trustees. Some of the more significant provisions of the Declarations are described below.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the best interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Destination Funds do not require such meetings. Each Destination Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees may establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Entity are authorized to amend the Declarations without the vote of shareholders. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Destination Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Entity are permitted to cause each Maryland Entity to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive conversion, exchange or similar rights, except as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Destination Fund may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the trustees, giving the Fund the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Fund with identification required by that Act, or if the Destination Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Destination Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Destination Fund may disclose such ownership if required by law or regulation.

Small Accounts

Because each Destination Fund pays certain costs that it incurs on a per-account basis, a large number of relatively small shareholders can materially increase a Destination Fund’s expense ratio. The Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Each Maryland Entity will have this ability. Additionally, under the Declarations, the Maryland Entity would also be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts. This would allow a Destination Fund to allocate costs so that shareholders who maintain small accounts bear a fair portion of the costs of maintaining such accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Destination Funds has been established as a series of one of the Surviving Entities. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Maryland Entity, or to combine one or more classes of a series with another class in that series. For example, if a Destination Fund has one or more classes with few shares outstanding, the Destination Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens. The Manager expects that, if the Step 2 Reorganizations are approved, it would propose that Boards consider exercising their authority to terminate certain share classes of certain Destination Funds.

Each share of a Destination Fund represents an interest in that Fund only and not in the assets of any other Destination Fund or the Surviving Entity generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Destination Fund and require the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Destination Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Destination Funds or their shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the fullest extent provided under Maryland law. Under Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Entity to indemnify any persons who are or who have been trustees, officers or employees of the Maryland Entity for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Maryland Entity for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

Each Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Destination Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Destination Fund’s trustees. Each Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Destination Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Destination Fund. The Declarations further provide that shareholders owning shares representing at least 5% of the voting power of the affected Destination Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Destination Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Destination Fund’s costs, including attorneys’ fees.

Each Declaration states that the Maryland Entity shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Maryland Entity is obligated to pay shall be calculated using reasonable hourly rates.

The Declarations also require that actions by shareholders against a Destination Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

Each of the Existing Funds is currently a series of a Massachusetts business trust, and each operates under charter documents that address many of the same governance matters. However, in most cases it is expected that the Declarations for the Maryland Entities will provide broader authority to the trustees than the existing charters. See Proposal 2 of this Joint Proxy Statement for a discussion of some of the key provisions of the declarations of trust governing the Successor Entities.

Discussion of Certain Approvals

Each Step 2 Reorganization Agreement provides that each Existing Fund, while it is the sole shareholder of the Destination Fund, shall:

(a) approve a management agreement between the Destination Fund and its Manager;

(b) approve a sub-advisory agreement between the Destination Fund and its Sub-Adviser;

(c) approve the distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act for the Destination Fund and its classes of shares; and

(d) elect Board Members of the Maryland Entity.

Shareholders of the Existing Funds are not being asked to vote on these matters. However, if shareholders approve a Step 2 Reorganization for the relevant Successor Entity, those shareholders will also, in effect, be approving these matters for their fund’s Destination Fund. Below is additional information regarding some of the actions to be taken by the sole shareholder of each Existing Fund with respect to the corresponding Destination Fund in connection with the Step 2 Reorganizations.

Management Agreements

As noted above, each Existing Fund, as the sole shareholder of the corresponding Destination Fund, will approve a management agreement for the Destination Fund (each, a “Destination Management Agreement”). The Manager of each of the Existing Funds is LMPFA. Each Destination Fund’s Manager will not change as a result of the Step 2 Reorganizations. Please note, however, that shareholders of one fund are being asked to approve a new investment manager in a separate joint proxy statement.

See above for a discussion of the factors considered and conclusions reached by the Boards of the Successor Entities in approving the Destination Management Agreements. The Successor Entity Boards, in approving the Destination Management Agreements, considered the same factors and reached the same conclusions as did the Predecessor Entity Boards in approving the Successor Management Agreements.

Except for the one fund, the shareholders of which are being asked to vote on a new management agreement in the other joint proxy statement, the terms of the Destination Management Agreements will be substantially identical to the terms of the Existing Funds’ current management agreements (the “Current Management Agreements”). See Appendix J for a general description of the terms of the Current Management Agreements.

Sub-Advisory Agreements

As noted above, each Existing Fund, as the sole shareholder of the corresponding Destination Fund, will approve one or more sub-advisory agreements for the Destination Fund (each, a “Destination Sub-Advisory Agreement”). The Sub-adviser of each of the Funds is listed in Appendix A. Each Fund’s Sub-Adviser will not change as a result of the Step 2 Reorganizations. Please note that the shareholders of certain funds in the fund complex are being asked to approve a new sub-adviser in a separate joint proxy statement.

See above for a discussion of the factors considered and conclusions reached by the Boards of the Successor Entities in approving the Destination Sub-Advisory Agreements. The Successor Entity Boards, in approving the Destination Sub-Advisory Agreements, considered the same factors and reached the same conclusions as did Predecessor Entity Boards in approving the Successor Management Agreements.

The terms of the Destination Sub-Advisory Agreements will be substantially identical to the terms of the Existing Funds’ current sub-advisory agreements (the “Current Sub-Advisory Agreements”). See Appendix K for a general description of the terms of the Current Sub-Advisory Agreements.

Distribution Plans

The Step 2 Reorganization Agreements also authorize each Existing Fund, while it is the sole shareholder of the corresponding Destination Fund, to approve any new distribution plans in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Destination Funds (each, a “Destination Distribution Plan”). The terms of the Destination Distribution Plans are substantially identical to those of the current distribution plans adopted by certain Existing Funds in accordance with Rule 12b-1 under the 1940 Act with respect to certain series of the Existing Funds (each, an “Existing Distribution Plan”). The terms of the Existing Distribution Plans are substantially identical to those of the Predecessor Distribution Plans (as described above).

Shareholder Approval

To become effective with respect to Legg Mason Partners Dividend Strategy Fund, the Step 1 Reorganization Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Each Step 1 Reorganization Agreement was approved by the independent Board Members, separately, and by the Board of the applicable Predecessor Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board Members concluded that the interests of shareholders of each Predecessor Fund will not be diluted as a result of the Step 1 Reorganization and that the participation in the Reorganization is in the best interests of each Fund and its shareholders. The Board Members also determined to submit the Step 1 Reorganization Agreement for consideration by the shareholders of those Predecessor Funds where shareholder approval of the Step 1 Reorganization Agreement is required.

Your Board recommends that you vote “FOR” the approval of the Step 1 Reorganization Agreement.

PROPOSAL 3—TO REVISE FUNDAMENTAL INVESTMENT POLICIES

The Funds, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case; as a result, many of the funds in the fund complex have fundamental policies that are no longer required by law. In addition, certain of the funds’ policies that remain required by law are more restrictive than the law requires. Further, the policies on any given investment practice vary, sometimes considerably, from fund to fund.

The Board of each fund in the fund complex has reviewed its funds’ current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Appendix N. At the Meeting, shareholders of the Funds will be asked to approve the revised policies4 and to eliminate other fundamental policies. Similarly, as discussed below, shareholders of the Aggressive Growth Fund and the Cash Portfolio, which have investment objectives that cannot be changed without shareholder approval, are being asked to approve the reclassification of those investment objectives as non-fundamental. Where applicable, the discussion of revisions to investment policies in this Proposal 3 is meant to encompass the re-classification of investment objectives, as well.

The revised policies provide consistency and uniformity across the funds in the fund complex to the extent possible (the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses). The revised fundamental policies are expected to facilitate the management of the Funds’ assets and to simplify the process of monitoring compliance with the Funds’ fundamental investment policies.

In addition, the revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Fund has investment objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds’ investment objectives, which remain unchanged (although shareholders of the Aggressive Growth Fund and the Cash Portfolio are being asked to reclassify their Funds’ investment objectives as non-fundamental; see Proposal 3-I).

The revised fundamental policies give many of the funds in the fund complex an increased ability to engage in certain investment practices (although for certain funds, only technical or minor wording changes are being made for certain policies), as described in more detail below. If a particular fund takes advantage of that increased ability (to borrow money,

[4]	As noted in Appendix N, the Cash Portfolio currently has not adopted a fundamental policy relating to underwriting. In that case, shareholders are being asked to adopt a new fundamental policy, rather than to replace an existing fundamental policy.

for example), there could be a material increase in the level of investment risk associated with an investment in that fund. Certain of the increased risks to the Funds are described below. Except where indicated below, the actual investment practices of the Funds currently are not expected to change as a result of the revised policies. It is expected that each Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager. However, a Fund’s investment practices could change in the future and for various reasons. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change.

Legg Mason has advised each Fund’s Board that, except as described herein, the proposed revisions to and eliminations of fundamental policies will not affect the manner in which the Fund’s investment program is being conducted at this time. On this basis, each Fund’s Board recommends that shareholders of the Fund vote to revise or eliminate that Fund’s fundamental policies as discussed below. The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix N. The charts in Appendix N set out in the left column the current fundamental policies of each Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice will remain in effect.

The revised policies that are approved will take effect when certain other matters presented to shareholders in this proxy statement take effect; this is currently expected to occur in the first quarter of 2007, although the actual date could be earlier or later.

To be approved for a Fund, each proposal must receive a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Proposal 3-A: Revise the fundamental policy relating to borrowing money.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Currently, the borrowing policies of the Aggressive Growth Fund and the Cash Portfolio limit borrowings to up to one-third of total assets. In addition, these Funds may borrow only from banks, and/or only for limited purposes such as the funding of shareholder redemption requests. The borrowing policy of the Dividend Strategy Fund allows for the borrowing of money to the extent not prohibited by the 1940 Act. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks, that limit the purchase of securities when loans are outstanding, and that limit pledging of assets.

As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

If this proposal is approved, the Aggressive Growth Fund and the Cash Portfolio may be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-B: Revise the fundamental policy relating to underwriting.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Aggressive Growth Fund is not permitted to engage in the business of underwriting, and the Dividend Strategy Fund is not permitted to underwrite the securities of others. The Cash Portfolio currently does not have a fundamental policy relating to underwriting. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject of course, to the investment objectives and strategies applicable to each Fund.

The current fundamental policies of the Aggressive Growth Fund and the Dividend Strategy Fund have an exception to the prohibition on underwriting that clarifies that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”) which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-C: Revise the fundamental policy relating to lending.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the lending of money or other assets will be revised to read as follows:

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

The current fundamental policies of the Aggressive Growth Fund and the Cash Portfolio prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. The lending policy of the Dividend Strategy Fund allows for the borrowing of money to the extent not prohibited by the 1940 Act. The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, the Aggressive Growth Fund and the Cash Portfolio may be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a sub-adviser believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-D: Revise the fundamental policy relating to issuing senior securities.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the issuing of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

The revised policy on the issuance of senior securities is similar to the Funds’ current fundamental policies on this topic. Currently, most of the funds in the fund complex are not permitted to issue senior securities except as permitted by the 1940 Act. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-E: Revise the fundamental policy relating to real estate.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on real estate will be revised to read as follows:

The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Currently, the Funds are not permitted to purchase or hold real estate, but they are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. The Funds also are not permitted to sell real estate except for real estate they acquire as a result of their ownership of securities. The Dividend Strategy Fund is also permitted to hold and sell mineral leases acquired as a result of the ownership of securities. As a general rule the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate (however, a Fund’s investment program may not contemplate these investments).

As noted above, the revised policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-F: Revise the fundamental policy relating to commodities.

Funds affected: all Funds

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on commodities will be revised to read as follows:

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Currently, the Funds are not permitted to invest in commodities or commodity contracts, but they are permitted to invest in certain types of derivatives and financial commodities such as futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies). The Dividend Strategy Fund is also permitted to hold and sell commodities or commodity contracts acquired as a result of the ownership of securities. The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments (however, a Fund’s investment program may not contemplate these investments). The revised policy will not affect the Funds’ ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complimentary to a Fund’s other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. As noted above, a Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-G: Revise the fundamental policy relating to concentration.

1. Funds affected:

Aggressive Growth Fund	Dividend Strategy Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised to read as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Funds currently have fundamental policies that prohibit the Fund from concentrating its investments in a particular industry. These existing policies reflect the 25% test noted above that is the SEC’s current interpretation of concentration. If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking shareholder approval. The revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

The revised policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. For example, Funds currently may classify financial services companies according to the end users of services (making automobile finance, bank finance and diversified finance each a separate industry), and utility companies according to services (making gas, gas transmission, electric and telephone each a separate industry). Other Funds currently treat industries such as telecommunications, electric utilities and gas utilities as separate industries. These interpretations and classifications may change over time and will be explained in the Fund’s prospectus or statement of additional information.

Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

2. Fund affected: Cash Portfolio

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Discussion. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. The Fund currently has a fundamental policy that requires it to invest at least 25% of its assets in bank obligations at all times. The Fund’s existing policy is more restrictive than the SEC’s position requires, and there could be circumstances when investing in bank obligations may not be in the best interests of shareholders. The revised policy will permit the Fund to invest without limitation in bank obligations when the Fund’s managers believe it makes sense to do so.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-H: Remove the fundamental policy relating to diversification.

Funds affected:

Aggressive Growth Fund	Cash Portfolio

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of investments will be eliminated. If this proposal is approved, each Fund’s status as a diversified fund could be changed only with the approval of the Fund’s Board. There are no current plans to seek Board approval to change either of these Funds to non-diversified funds.

Discussion. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the IRS requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

The Funds’ existing policies on diversification generally recite the 1940 Act as it is in effect today. If the requirements for diversification were to change, the Funds might not be able to take advantage of that change without seeking shareholder approval. Currently, if either of the Funds wishes to become non-diversified in the future, the Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the Fund must continue to comply with the diversification requirements of the 1940 Act.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-I: Convert the Fund’s investment objective from fundamental to non-fundamental.

Funds affected:

Aggressive Growth Fund	Cash Portfolio

If shareholders of a Fund approve this proposal, the Fund’s investment objective will become non-fundamental, meaning that it can be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so. Except as noted below, there are no current plans to change the investment objective of the Fund.

Discussion. The 1940 Act does not require that a fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a fund’s investment objective is non-fundamental, the objective may be changed by the fund’s board if the board believes it is in the best interests of shareholders to do so.

If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Fund’s Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval.

There are no current plans to change the investment objective of the Funds. If shareholders of a Fund approve this proposal and the Fund’s Board thereafter decides to change the Fund’s investment objective, shareholders will be given prior notice of the change.

Your Board recommends that you vote “FOR” this proposal.

Proposal 3-J: Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental.

Fund affected: Dividend Strategy Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities of any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco will become non-fundamental, meaning that it may be changed without shareholder approval.

Discussion. This fundamental policy is not required by the 1940 Act. While the Fund has no current plan to invest in companies deriving more than 25% of revenues from alcohol or tobacco, these plans could change in the future. Shareholders will be given notice of any such change.

Your Board recommends that you vote “FOR” this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the independent Board Members, of each Fund have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Funds. KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

Each Fund’s Audit Committee approved the engagement of KPMG as the Fund’s independent registered public accounting firm for the Fund’s most recent fiscal year, as well as for the current fiscal year. A majority of the Fund’s Board Members, including a majority of the independent Board Members, approved the appointment of KPMG, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

No representatives of KPMG will be present at the Meetings.

Appendix O sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix O is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

No Audit Committee may approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, its Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Manager and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by KPMG to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed by KPMG for services rendered to the Funds and the Advisers or any entity controlling, controlled by or under common control with any of the Advisers that provides ongoing services to the Funds were $75,000 and $0, respectively, in 2004 and 2005. For the period from May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, KPMG did not bill the Adviser or any Covered Service Provider for non-audit services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the applicable Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by KPMG to each Fund, its Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of September 12, 2006, the persons listed in Appendix P owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix P.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

The Bylaws of each Maryland Corporation generally provide that, in order for a shareholder to present a business proposal or nominate a director at a meeting of shareholders, the shareholder must submit the proposal or nomination to the Corporation at least sixty days before the meeting.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad Street, 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 125 Broad Street, 10th Floor, New York, New York 10004. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be shared by Legg Mason and the funds in the fund complex. It is expected that approximately 75% of such costs and expenses will be borne by Legg Mason, with the remainder being allocated among the funds in the fund complex on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular funds in the fund complex. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The funds in the fund complex and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the funds in the fund complex and Legg Mason have retained Computershare Fund Services (“Computershare”), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $15.0 million for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix O.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 125 Broad Street, 10th Floor, New York, New York 10004, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or over the Internet.

Robert I. Frenkel

Secretary

September [    ], 2006

Appendix A

Fund Information

The following table lists, with respect to each Fund, the name of the Fund’s Sub-Adviser and the total number of shares outstanding and the net assets of the Fund on September 12, 2006, the record date for voting at the Meeting. The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date, or whether a shareholder of the Fund is entitled to vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting.

Fund	Sub-Adviser*	Total Shares Outstanding		Net Assets		Quorum Requirement†	Manner of Voting
Legg Mason Partners Aggressive Growth Fund, Inc.	CAM NA	[	]	[	]	majority of shares entitled to vote	1 vote/share

Smith Barney Money Funds, Inc.	N/A	[	]	[	]	majority of shares entitled to vote	1 vote/share

Smith Barney Money Funds—Cash Portfolio	WAM	[	]	[	]	majority of shares entitled to vote	1 vote/share

Smith Barney Money Funds—Government Portfolio	WAM	[	]	[	]	majority of shares entitled to vote	1 vote/share

Legg Mason Partners Investment Series	N/A	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners International Fund	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Dividend Strategy Fund	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Growth and Income Fund	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Variable Growth and Income Portfolio	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Variable Government Portfolio	WAM	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

Legg Mason Partners Variable Dividend Strategy Portfolio	CAM NA	[	]	[	]	30% of voting power entitled to vote	Dollar-weighted

*	For purposes of this Appendix A:
CAM NA—CAM North America, LLC
WAM—Western Asset Management Company
†	As discussed under “Vote Required and Manner of Voting Proxies,” for the Cash Portfolio and the Dividend Strategy Fund, which are organized as a series of a Corporation and a series of a Trust, respectively, a quorum of the shareholders of the applicable Corporation or Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 1. For the Cash Portfolio, a quorum of the shareholders of the Corporation as a whole is required in order to take any action at the Meeting, and, in addition, a quorum of the shareholders for the Fund is required in order for action to be taken with respect to Proposal 3. The quorum requirement for the applicable Corporation or Trust is the same as that listed above for each series of that Corporation or Trust, except that when applying such quorum requirement to a Corporation or Trust, the quorum requirement applies to all shareholders of the Corporation or Trust as a whole.

A-1

Appendix B

Compensation of the Board Members of the Existing Boards

Existing Aggressive Growth Fund Board

The Board that currently oversees the Aggressive Growth Fund (the “Existing Aggressive Growth Fund Board”) currently oversees the following funds in the fund complex:

Trust/Corporation	Series
Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Investment Grade Bond Fund
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap and International
Legg Mason Partners Real Return Strategy Fund
Legg Mason Partners Small Cap Growth Fund
Legg Mason Partners Small Cap Value Fund
Legg Mason Partners Hansberger Global Value Fund
Legg Mason Partners Government Securities Fund

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio
Government Portfolio
Municipal Portfolio

Information regarding compensation paid to the Board Members of the Existing Aggressive Growth Fund Board for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds overseen by the Existing Aggressive Growth Fund Board, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund supervised by the Existing Aggressive Growth Fund Board pays a pro rata share of Board Member fees based upon asset size. Each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates receives an aggregate annual fee of $43,000 plus $5,200 for each one-day and $7,800 for each two-day meeting attended, plus $500 for each telephonic meeting attended. The funds overseen by the Existing Aggressive Growth Fund Board reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all funds supervised by the Existing Aggressive Growth Fund Board reimbursed Board Member expenses in an aggregate amount of $9,911.

Compensation Table ($)

Fund(1) (2)	Paul R. Ades	Dwight B. Crane	Frank G. Hubbard	Jerome H. Miller	Ken Miller
Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	6,039	6,006	6,039	6,006	6,039
Government Portfolio	2,201	2,168	2,201	2,168	2,201
Municipal Portfolio	4,220	4,186	4,220	4,186	4,220

Legg Mason Partners Aggressive Growth Fund, Inc.	15,281	15,248	15,281	15,248	15,281

Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	8,814	8,552	8,566	8,533	8,566
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	2,033	1,771	1,785	1,752	1,785
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	3,220	2,958	2,972	2,938	2,972
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	4,632	4,370	4,384	4,351	4,384
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	2,832	2,570	2,584	2,551	2,584
Legg Mason Partners Multiple Discipline Funds All Cap and International	1,420	1,187	1,211	1,178	1,211
Legg Mason Partners Real Return Strategy Fund	1,941	1,698	1,712	1,679	1,712
Legg Mason Partners Small Cap Growth Fund	4,039	3,777	3,791	3,758	3,791
Legg Mason Partners Small Cap Value Fund	7,024	6,761	6,775	6,742	6,775
Legg Mason Partners Hansberger Global Value Fund	2,569	2,306	2,321	2,287	2,321
Legg Mason Partners Government Securities Fund	7,133	6,871	6,885	6,852	6,885

Total Compensation from Fund Complex	77,600	233,300	74,700	74,200	74,700

Number of Funds in Fund Complex Overseen by Board Member	15	46	15	15	15

(1)	Information is for the Most Recent Year.
(2)	In addition to the amounts set forth above, Messrs. Ades, Crane, Hubbard, J. Miller, and K. Miller received $22,900, $62,500, $43,200, $21,200, and $21,200, respectively, during the Most Recent Year, for services as directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Investment Funds, Inc. These amounts were borne by the manager and/or its affiliates and not by any of the Funds.

None of the funds currently provides any pension or retirement benefits to Board Members of the Existing Aggressive Growth Fund Board or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members are required to change to emeritus status upon attaining age 80, and are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Herbert Barg currently serves as an emeritus Board Member under the Emeritus Plan. During the Most Recent Year, he received $37,350 for his service as an emeritus Board Member. In addition, a former emeritus Board Member, Mr. John White received $12,500 for his service as an emeritus Board Member. The Existing Aggressive Growth Fund Board has voted to terminate the emeritus plan effective January 1, 2007, and, as to the funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Mr. Barg will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 29, 2006, the Existing Aggressive Growth Fund Board voted to establish, as to the funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another fund within the fund complex.

Although Mr. Dwight B. Crane is nominated to serve on Board A, the Emeritus Retirement Plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the Existing Boards. The aggregate benefit (calculated on a net present value basis) to which Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Herbert Barg	184,581
Dwight B. Crane	82,228

Each fund in the fund complex overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each fund in the complex an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the fund.

Mr. Crane has elected to receive lump sum payments under the Emeritus Retirement Plan.

As of May 31, 2006, all Board Members of the Existing Aggressive Growth Fund Board and officers as a group owned less than 1% of the outstanding shares of each fund in the fund complex.

Existing Cash Portfolio Board

The Board that currently oversees the Cash Portfolio (the “Existing Cash Portfolio Board”) currently oversees the following funds in the fund complex:

Trust/Corporation	Series
Legg Mason Partners Equity Funds	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Municipal Funds	California Money Market Portfolio
Legg Mason Partners Florida Municipals Fund
Legg Mason Partners Georgia Municipals Fund
Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners National Municipals Fund
Massachusetts Money Market Portfolio
New York Money Market Portfolio
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap Value Fund
Legg Mason Partners U.S. Government Securities Fund
Legg Mason Partners Short-Term Investment Grade Bond Fund

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Convertible Fund
Legg Mason Partners Dividend and Income Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Exchange Reserve Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners Total Return Bond Fund

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Cash Portfolio
Smith Barney Money Funds—Government Portfolio

Information regarding compensation paid to the Board Members of the Existing Cash Portfolio Board for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds overseen by the Existing Cash Portfolio Board, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund supervised by the Existing Cash Portfolio Board pays a pro rata share of Board Member fees based upon asset size. The funds currently pay each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of an annual fee of $60,000 plus $2,500 for each meeting attended in person. In addition, each Board Member receives $100 for each telephonic meeting attended, except that each of Smith Barney Municipal Money Market Fund Inc. and Legg Mason Partners Municipal Funds pays $500 per telephonic meeting attended. Smith Barney Municipal Money Market Fund Inc. also provides an extra $3,000 per year to the head of each committee. The funds overseen by the Existing Cash Portfolio Board reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all funds supervised by the Existing Cash Portfolio Board reimbursed Board Member expenses in an aggregate amount of $23,491.

Compensation Table ($)

Fund(1)	Leopold Abraham II	Jane Dasher	Donald R. Foley(2)	Richard E. Hanson, Jr.	Paul Hardin	Roderick C. Rasmussen	John P. Toolan
Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	6,700	6,725	2,612	6,800	6,800	4,200	6,825

Legg Mason Partners Municipal Funds
California Money Market Portfolio	3,223	3,503	2,946	3,234	3,234	1,810	3,425
Legg Mason Partners Florida Municipals Fund	248	351	226	259	259	149	274
Legg Mason Partners Georgia Municipals Fund	65	157	59	76	76	47	80
Legg Mason Partners Intermediate-Term Municipals Fund	909	1,052	830	920	920	519	974
Legg Mason Partners National Municipals Fund	493	711	550	604	604	386	633
Massachusetts Money Market Portfolio	226	329	207	237	237	137	251
New York Money Market Portfolio	2,243	2,465	2,051	2,255	2,255	1,262	2,387
Legg Mason Partners New York Municipals Fund	831	970	759	843	843	475	892
Legg Mason Partners Pennsylvania Municipals Fund	86	180	79	97	97	59	102

Smith Barney Municipal Money Market Fund Inc.	8,220	8,707	7,507	8,320	8,320	4,688	8,807

Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	972	1,196	888	1,005	1,005	575	1,063
Legg Mason Partners U.S. Government Securities Fund	469	663	428	502	502	295	530
Legg Mason Partners Short-Term Investment Grade Bond Fund	421	613	385	454	454	268	479

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	3,612	3,909	1,393	3,625	3,625	2,325	3,796
Legg Mason Partners Convertible Fund	2,312	2,448	911	2,325	2,325	1,425	2,338
Legg Mason Partners Dividend and Income Fund	2,212	2,381	877	2,225	2,225	1,375	2,268

Fund(1)	Leopold Abraham II	Jane Dasher	Donald R. Foley(2)	Richard E. Hanson, Jr.	Paul Hardin	Roderick C. Rasmussen	John P. Toolan
Legg Mason Partners Diversified Strategic Income Fund	3,712	3,913	1,393	3,725	3,725	2,375	3,801
Legg Mason Partners Exchange Reserve Fund	1,412	1,551	462	1,425	1,425	975	1,438
Legg Mason Partners High Income Fund	3,712	3,912	1,392	3,725	3,725	2,375	3,799
Legg Mason Partners Municipal High Income Fund	3,712	3,962	1,418	3,825	3,825	2,475	3,849
Legg Mason Partners Total Return Bond Fund	2,212	2,352	863	2,225	2,225	1,375	2,240

Legg Mason Partners Small Cap Core Fund, Inc.	401	425	367	501	501	323	525

Smith Barney Money Funds, Inc.
Cash Portfolio	20,593	21,858	18,815	20,643	20,643	11,565	21,858
Government Portfolio	2,835	3,050	2,590	2,885	2,885	1,656	3,050

Total Compensation from Fund Complex	73,000	79,600	50,900	73,900	140,700	43,900	77,200

Number of Funds in Fund Complex Overseen by Board Member	27	27	18	27	34	27	27

(1)	Information is for the Most Recent Year.
(2)	Pursuant to a deferred compensation plan, the Board Members indicated elected to defer the following amounts of their total compensation from the fund complex: Mr. Foley: $11,250 and Mr. Rasmussen: $30,000.

None of the funds currently provides any pension or retirement benefits to the Board Members of the Existing Cash Portfolio Board or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, the current Board Members may elect to change to emeritus status at age 72, and any Board Member elected or appointed to the Board in the future is required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Alan J. Bloostein currently serves as an emeritus Board Member for all funds overseen by the Existing Cash Portfolio Board and Mr. Foley currently serves as an emeritus member of the Boards of Legg Mason Partners Equity Funds and Legg Mason Partners Income Funds. For the Most Recent Year, amounts paid to the emeritus Board Members were: Mr. Bloostein: $32,500; Mr. Foley: $11,250. In addition, Mr. Foley accrued during the Most Recent Year deferred compensation of $11,250 for his service as an emeritus Board Member. The Existing Cash Portfolio Board has voted to terminate the emeritus plan effective January 1, 2007, and, as to the funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments of the plan described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Messrs. Bloostein and Foley will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 22, 2006, the Existing Cash Portfolio Board voted to establish, as to the funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another fund within the fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messrs. Leopold Abraham II, Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

Each current emeritus and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Leopold Abraham II	288,607
Alan J. Bloostein	235,350
Donald R. Foley	245,580
Paul Hardin	288,607
Roderick C. Rasmussen	288,607
John P. Toolan	288,607

Each fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each fund in the fund complex an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the fund.

As of May 31, 2006, all Board Members of the Existing Cash Portfolio Board and officers as a group owned less than 1% of the outstanding shares of each fund in the fund complex except that, as of December 31, 2005, Mr. Toolan owned 1.837% of the Class A Shares of Legg Mason Partners Municipal Funds: Legg Mason Partners Florida Municipals Fund.

Existing Dividend Strategy Fund Board

The Board that currently oversees the Dividend Strategy Fund (the “Existing Dividend Strategy Fund Board”) currently oversees the following funds in the fund complex:

Trust/Corporation	Series
Legg Mason Partners Investment Series	Legg Mason Partners International Fund
Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Growth and Income Fund
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
Legg Mason Partners Variable Growth and Income Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Trust II	Legg Mason Partners Diversified Large Cap Growth Fund
Legg Mason Partners Small Cap Growth Opportunities Fund
Legg Mason Partners International Large Cap Fund
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II
Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund
Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Portfolios V	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

CitiFunds Premium Trust	Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional U.S. Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund

Trust/Corporation	Series
CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund

CitiFunds Trust III	Citi Cash Reserves
Citi US Treasury Reserves
Citi Tax Free Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves

Information regarding compensation paid to the Board Members of the Existing Dividend Strategy Fund Board for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds overseen by the Existing Dividend Strategy Fund Board, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund supervised by the Existing Dividend Strategy Fund Board pays a pro rata share of Board Member fees based upon asset size. Each fund currently pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Board Member participates. The lead independent Board Member will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The funds overseen by the Existing Dividend Strategy Fund Board will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, Board Member expenses were reimbursed by all funds supervised by the Existing Dividend Strategy Fund Board in an aggregate amount of $53,761.

Compensation Table ($)

Fund(1) (2)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
Legg Mason Partners Investment Series
Legg Mason Partners International Fund	844	929	933	867	855	844	844	917	918
Legg Mason Partners Dividend Strategy Fund	3,502	3,868	3,597	3,731	3,723	3,502	3,502	3,580	3,581
Legg Mason Partners Growth and Income Fund	1,756	1,937	1,847	1,849	1,839	1,756	1,756	1,830	1,831
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	785	863	874	803	791	785	785	858	859
Legg Mason Partners Variable Growth and Income Portfolio	803	883	892	822	810	803	803	875	876
Legg Mason Partners Variable Government Portfolio	857	943	946	880	869	857	857	930	931
Legg Mason Partners Variable Dividend Strategy Portfolio	806	886	895	826	814	806	806	879	880

Fund(1) (2)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
Legg Mason Partners Trust II
Legg Mason Partners Diversified Large Cap Growth Fund	902	993	1,054	929	918	902	902	975	976
Legg Mason Partners Small Cap Growth Opportunities Fund	783	861	934	800	789	783	783	855	856
Legg Mason Partners International Large Cap Fund	799	879	951	818	806	799	799	872	873
Legg Mason Partners Capital Preservation Fund	1,141	1,258	1,293	1,188	1,176	1,141	1,141	1,215	1,216
Legg Mason Partners Capital Preservation Fund II	1,146	1,264	1,298	1,193	1,182	1,146	1,146	1,220	1,221
Legg Mason Partners Short Duration Municipal Income Fund	868	956	1,020	893	881	868	868	941	942

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	770	N/A	N/A	773	731	770	770	N/A	N/A
Salomon Brothers California Tax Free Bond Fund	740	N/A	N/A	741	720	740	740	N/A	N/A
Salomon Brothers New York Tax Free Bond Fund	827	N/A	N/A	835	753	827	827	N/A	N/A
Salomon Brothers Mid Cap Fund	752	827	841	754	756	752	752	825	826

Legg Mason Partners Variable Portfolios V
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	787	N/A	62	799	740	787	787	N/A	N/A

CitiFunds Premium Trust
Citi Premium Liquid Reserves	1,394	1,539	1,546	1,447	1,450	1,394	1,394	1,468	1,469
Citi Premium U.S. Treasury Reserves	1,093	1,206	1,245	1,123	1,125	1,093	1,093	1,166	1,167

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	25,807	28,614	26,012	27,814	27,853	25,807	25,807	25,933	25,934
Citi Institutional Cash Reserves	5,315	5,879	5,726	5,675	5,684	5,315	5,315	5,397	5,398
Citi Institutional U.S. Treasury Reserves	1,663	1,843	1,817	1,742	1,745	1,663	1,663	1,738	1,739
Citi Institutional Tax Free Reserves	2,339	2,576	2,493	2,466	2,463	2,339	2,339	2,415	2,416
Citi Institutional Enhanced Income Fund	761	857	1,598	764	764	761	761	848	833

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	732	820	1,881	733	733	732	732	819	804

Fund(1) (2)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
CitiFunds Trust III
Citi Cash Reserves	2,334	2,576	2,426	2,458	2,463	2,334	2,334	2,409	2,410
Citi US Treasury Reserves	979	1,077	1,068	998	1,000	979	979	1,052	1,053
Citi Tax Free Reserves	1,143	1,259	1,233	1,175	1,178	1,143	1,143	1,217	1,218
Citi California Tax Free Reserves	976	1,075	1,066	995	998	976	976	1,049	1,050
Citi Connecticut Tax Free Reserves	1,001	1,102	1,090	1,022	1,024	1,001	1,001	1,074	1,075
Citi New York Tax Free Reserves	1,735	1,913	1,826	1,813	1,816	1,735	1,735	1,809	1,810

Total Compensation from Fund Complex	123,000	132,500	127,000	130,700	180,500	123,000	123,000	122,500	122,500

Number of Funds in Fund Complex Overseen by Board Member(3)	37	32	32	37	37	37	37	32	32

(1)	Information is for the Most Recent Year.
(2)	In addition to the amounts set forth above, Mses. Harrington and Kerley and Messrs. Berv, Carlton, Cocanougher, Finn, Gross, Merten, and Pettit received $50,000, $50,500, $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, and $49,500, respectively, during the Most Recent Year, for service as Board Members in attending additional meetings relating to certain regulatory matters and the consideration of new custody, transfer agency, and accounting arrangements for the funds supervised by the Existing Dividend Strategy Fund Board. Those amounts were borne by the manager and/or its affiliates and not by any fund in the fund complex.
(3)	Two of the funds in the fund complex were not operational during the calendar year ended December 31, 2005.

On June 19, 2006, the Existing Dividend Strategy Fund Board voted to establish a mandatory retirement age of 75 for current Board Members and 72 for other Board Members and to allow Board Members to elect to retire as of the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members (the “Effective Date”).

On July 10, 2006, the Existing Dividend Strategy Fund Board voted to amend its two retirement plans – a retirement plan applicable to all funds covered by the Existing Dividend Strategy Fund Board (the “General Retirement Plan”) and a retirement plan adopted by the Board of Legg Mason Partners Investment Series relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Board Members who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. The amounts payable to these Board Members are expected approximately to equal the aggregate amounts accrued by the funds overseen by the Existing Dividend Strategy Fund Board in respect of their retirement plans. In the event that a remaining Board Member dies prior to the Effective Date, the Board Member’s beneficiary will be entitled to full retirement benefits as would be payable to a retired Board Member under the applicable plan described below rather than the benefit amount set forth above.

Under the amended retirement plans, former Board Members that had retired prior to the date of the amendment and Board Members who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

Under the General Retirement Plan, retired or retiring Board Members are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Board Member during the entirety of the calendar year of the applicable Board Member’s retirement (or in the case of a Board Member retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Board Member has made a timely election, in a lump sum (discounted to present value).

During the Most Recent Year, retired Board Members received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.

Under the Legg Mason Partners Investment Series Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retied or retiring Board Members are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Board Member is required to waive all rights under the Legg Mason Partners Investment Series Retirement Plan. Mr. Carlton has elected to retire as of the Effective Date. In connection therewith, under the Legg Mason Partners Investment Series Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the und to Mr. Carlton.

As of May 31, 2006, all Board Members of the Existing Dividend Strategy Fund Board and officers as a group owned less than 1% of the outstanding shares of each fund in the fund complex.

Appendix C

Equity Securities Owned by Nominees

[Table to be Completed]

The following table shows the amount of equity securities owned by the Nominees in the funds in the fund complex that they oversee or are nominated to oversee as of May 31, 2006. Please note that the following table does not include the amount of equity securities owned by Nominees in the funds in the fund complex that they do not oversee or are not nominated to oversee.

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Interested Nominee:

R. Jay Gerken

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners High Growth Fund ($10,001 - $50,000)

Legg Mason Partners Aggressive Growth Fund, Inc.
($50,001 - $100,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Small Cap Value Fund ($10,001 - $50,000)

Legg Mason Partners Hansberger Global Value Fund
($50,001 - $100,000)

Legg Mason Partners Government Securities Fund
($50,001 - $100,000)

Smith Barney Municipal Money Market Fund Inc.
($10,001 - $50,000)

Legg Mason Partners Small Cap Core Fund, Inc.
($10,001 - $50,000)

Smith Barney Money Funds, Inc. ($10,001 - $50,000)

Legg Mason Partners Fundamental Value Fund, Inc.
($10,001 - $50,000)

Legg Mason Partners Appreciation Fund, Inc. ($10,001 - $50,000)

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund
(Over $100,000)

Legg Mason Partners Investment Series

Legg Mason Partners International Fund ($1 - $10,000)

Legg Mason Partners Growth and Income Fund (Over $100,000)

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund ($1 - $10,000)

Legg Mason Partners Capital Preservation Fund II ($1 - $10,000)

CitiFunds Institutional Trust

Citi Institutional Liquid Reserves ($1 - $10,000)

Salomon Brothers Capital Fund Inc ($10,001 - $50,000)

The Salomon Brothers Fund Inc ($10,001 - $50,000)

Salomon Brothers Series Funds Inc

Salomon Brothers High Yield Bond Fund ($50,001 - $100,000)

Over $100,000

Independent Nominees:

Board A:

Paul R. Ades

Legg Mason Partners Aggressive Growth Fund, Inc.
($50,001 - $100,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Investment Grade Bond Fund
($10,001 - $50,000)

Legg Mason Partners Small Cap Value Fund ($10,001 - $50,000)

Legg Mason Partners Hansberger Global Value Fund ($1 - $10,000)

[Over $100,000]

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex

Andrew L. Breech	Salomon Brothers Capital Fund Inc ($10,001 - $50,000) The Salomon Brothers Fund Inc (Over $100,000) Salomon Brothers Investors Value Fund Inc (Over $100,000)	Over $100,000

Dwight B. Crane

Legg Mason Partners Aggressive Growth Fund, Inc.
($10,001 - $50,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Small Cap Value Fund ($50,001 - $100,000)

Legg Mason Partners Appreciation Fund, Inc. ($50,001 - $100,000)

Over $100,000

Robert M. Frayn, Jr.	Legg Mason Partners Fundamental Value Fund, Inc. (Over $100,000)	Over $100,000

Frank Hubbard

Legg Mason Partners Aggressive Growth Fund, Inc.
($10,001 - $50,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value ($1 - $10,000)

Legg Mason Partners Small Cap Growth Fund ($1 - $10,000)

[($10,001 - $50,000)]

Howard J. Johnson		None

David E. Maryatt	Legg Mason Partners Aggressive Growth Fund, Inc. (Over $100,000) Legg Mason Partners Fundamental Value Fund, Inc. (Over $100,000)	Over $100,000

Jerome H. Miller	Legg Mason Partners Aggressive Growth Fund, Inc. (Over $100,000) Legg Mason Partners Fundamental Value Fund, Inc. ($10,001 - $50,000)	Over $100,000

Ken Miller	Legg Mason Partners Aggressive Growth Fund, Inc. ($10,001 - $50,000)	($10,001 - $50,000)

John J. Murphy		None

Thomas F. Schlafly	Salomon Brothers Capital Fund Inc (Over $100,000) The Salomon Brothers Fund Inc ($50,001 - $100,000) Salomon Brothers Investors Value Fund Inc (Over $100,000)	Over $100,000

Jerry A. Viscione	Legg Mason Partners Fundamental Value Fund, Inc. ($10,001 - $50,000)	($10,001 - $50,000)

Board B:

Elliott J. Berv		None

A. Benton Cocanougher	Legg Mason Partners Investment Series Legg Mason Partners Dividend Strategy Fund ($1 - $10,000) Legg Mason Partners Growth and Income Fund ($1 - $10,000)	[($10,001 - $50,000)]

Jane F. Dasher

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund ($1 - $10,000)

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund ($1 - $10,000)

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund ($1 - $10,000)

Legg Mason Partners Short-Term Investment Grade Bond Fund
($1 - $10,000)

Over $100,000

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund ($10,001 - $50,000)

Legg Mason Partners Convertible Fund ($10,001 - $50,000)

Legg Mason Partners Dividend and Income Fund ($1 - $10,000)

Legg Mason Partners Diversified Strategic Income Fund
($1 - $10,000)

Legg Mason Partners High Income Fund ($1 - $10,000)

Legg Mason Partners Municipal High Income Fund ($1 - $10,000)

Legg Mason Partners Total Return Bond Fund ($1 - $10,000)

Legg Mason Partners Small Cap Core Fund, Inc.
($10,001 - $50,000)

Smith Barney Money Funds, Inc.

Smith Barney Money Funds, Inc.—Cash Portfolio (Over $100,000)

Mark T. Finn	Legg Mason Partners Trust II Legg Mason Partners Small Cap Growth Opportunities Fund ($1 - $10,000)	($1 - $10,000)

Rainer Greeven		None

Stephen Randolph Gross		None

Richard E. Hanson, Jr.	Legg Mason Partners Funds, Inc. Legg Mason Partners Large Cap Value Fund ($1 - $10,000) Legg Mason Partners Small Cap Core Fund, Inc. ($1 - $10,000)	[($1 - $10,000)]

Diana R. Harrington	CitiFunds Premium Trust Citi Premium U.S. Treasury Reserves ($10,001 - $50,000)	($10,001 - $50,000)

Susan M. Heilbron		None

Susan B. Kerley	CitiFunds Trust III Citi Connecticut Tax Free Reserves ($1 - $10,000)	($1 - $10,000)

Alan G. Merten	Legg Mason Partners Investment Series Legg Mason Partners Dividend Strategy Fund ($1 - $10,000)	($1 - $10,000)

R. Richardson Pettit	Salomon Funds Trust Salomon Brothers National Tax Free Bond Fund ($1 - $10,000)	[($1 - $10,000)]

None of the independent Nominees or their family members had any interest in any Manager, Legg Mason Investor Services, LLC (“LMIS”), Citigroup Global Markets Inc. (“CGMI”), PFS Investments Inc. (“PFSI”) or any person directly or indirectly controlling, controlled by, or under common control with any Manager, LMIS, CGMI or PFSI as of May 31, 2006.

Appendix D

Meetings of the Existing Boards

During the Most Recent Year, the Existing Boards on which the Nominees served met the following number of times:

Existing Board	Nominees Who Served on Board	Number of Board Meetings

Aggressive Growth Fund	Paul R. Ades, Dwight B. Crane, Frank G. Hubbard, Jerome H. Miller, Ken Miller, R. Jay Gerken

Cash Portfolio	Jane F. Dasher, Richard E. Hanson, Jr., R. Jay Gerken

Dividend Strategy Fund	Elliott J. Berv, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten, R. Richardson Pettit, R. Jay Gerken

[Each Nominee attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Nominee served.]

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Appendix E

Standing Committees of the Existing Boards

The business and affairs of each Trust or Corporation are managed by or under the direction of its Board.

Audit Committee. Each Existing Board has a standing Audit Committee comprising all Board Members (except, in the case of the Existing Cash Portfolio Board, comprising Messrs. Abraham and Toolan and Ms. Dasher) who are not “interested persons,” within the meaning of the 1940 Act, of the Trust or Corporation and who are “independent,” as defined in the New York Stock Exchange listing standards. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust or Corporation, the qualifications and independence of the Trust or Corporation’s independent registered public accounting firm, and the Trust or Corporation’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Trust or Corporation’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent Board Members for their ratification, the selection, appointment, retention or termination of the Trust or Corporation’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust or Corporation’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Trust or Corporation’s operations and financial reporting of the Trust or Corporation. During the Most Recent Year, each Audit Committee met the following number of times:

Existing Board	Number of Meetings
Aggressive Growth Fund	4
Cash Portfolio	4
Dividend Strategy Fund	4

Governance or Nominating Committee. Each Existing Board has a standing Governance or Nominating Committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the Governance or Nominating Committee, except, in the case of the Existing Cash Portfolio Board, Messrs. Abraham, Foley and Hanson are members of the Nominating Committee.

Each Governance or Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. Each Governance or Nominating Committee met the following number of times in the Most Recent Year:

Existing Board	Number of Meetings
Aggressive Growth Fund	2
Cash Portfolio	2
Dividend Strategy Fund	4

Each Governance or Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust or Corporation’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance or Nominating Committee Charter for each Trust or Corporation is included in Appendix F.

Each Governance or Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the Governance or Nominating Committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance or Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

E-1

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust or Corporation, as applicable.

Several Boards have additional standing committees, as follows:

Existing Cash Portfolio Board

The Existing Cash Portfolio Board has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met twelve times.

The Existing Cash Portfolio Board has an Investment Committee composed of Messrs. Hanson, Rasmussen, and Toolan which is responsible for reviewing the investment performance of the Funds. The Investment Committee meets quarterly with senior representatives of the Manager concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the Most Recent Year, the Investment Committee met four times.

Existing Dividend Strategy Fund Board

The Existing Dividend Strategy Fund Board has a Performance and Review Committee composed of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of each Fund’s management contract, applicable distribution plans and distribution agreement. During the Most Recent Year, the Performance and Review Committee met five times.

The Existing Dividend Strategy Fund Board has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met eleven times.

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Appendix F

Governance and Nominating Committee Charters

Nominating Committee Charter

(Existing Aggressive Growth Fund Board)

Organization

The Nominating Committee of each of Legg Mason Partners Aggressive Growth Fund, Inc., Smith Barney Money Funds—Cash Portfolio and Legg Mason Partners Dividend Strategy Fund (each, a “Fund” and together, the “Funds”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the NYSE, who are “independent” as defined in the NYSE listing standards (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustees of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Corporate Governance and Nominating Committee Charter

(Existing Cash Portfolio Board)

Purpose of Committee

The purpose of the Corporate Governance and Nominating Committees (the “Committees”) of the Boards of Directors (the “Boards”) of the Smith Barney Investment Companies listed on Annex A (the “Funds”) is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

The Committees shall consist solely of two or more members of each Board, (a) none of whom is an “interested person” of the Funds or their investment adviser as defined in the Investment Company Act of 1940 (the “Act”) or has a direct or indirect financial interest in the operation of any Fund’s plan under Rule 12b-1 under the Act or in any agreements related to a plan (any such person, an “Independent Director”), and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise “independent” under the rules of the New York Stock Exchange, Inc.

The initial members of the Committees shall be appointed by the Boards, including a majority of the Independent Directors. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committees:

1.	To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

2.	To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

3.

To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each

Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

•	While the Committee is solely responsible for the selection and nomination of Directors. It may consider nominees recommended by Fund stockholders but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

4.	To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

5.	To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6.	Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

7.	Prepare and issue the evaluation required under “Performance Evaluation” below.

8.	Review on a periodic basis director fees and compensation.

9.	Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

The Committees shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committees or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

Governance Committee Charter

(Existing Dividend Strategy Fund Board)

Primary Responsibilities

The primary responsibilities of the Governance Committee are to consider governance related issues. Specific committee responsibilities include the following:

•	Evaluate and enhance the performance of the Board.

•	Establish, monitor, and revise as needed the committee structure necessary to fulfill the duties of the Board.

•	Ensure that the Board conducts itself ethically and in accordance with all applicable laws, rules, and regulations.

•	Develop and maintain policies on Trustee compensation, retirement and conduct.

•	Serve as a nominating committee to recommend candidates to fill vacancies on the Board.

•	Serve as a forum for the discussions with counsel of issues of interest or concern to the independent Trustees.

In order to fulfill these responsibilities, the Governance Committee will do the following:

•	Monitor and evaluate the structure, size, procedures and performance of the Board and the Committees, and make recommendations to the board regarding the same. This shall be accomplished, at least in part, by the Governance Committee coordinating a Board self-assessment, which will cover such matters as the Committee deems appropriate, as well as the matters required by the fund governance standards of the Investment Company Act of 1940. Such a self-assessment shall be conducted at least annually.

•	Monitor and evaluate Board meeting materials and the conduct of Board meetings, and make recommendations to the Board regarding the same.

•	Present annually for Board approval recommended Board meeting dates, times and locations.

•	Monitor industry and legal developments (particularly those applicable to Trustees) and ongoing Trustee compliance with applicable law. Report and make recommendations to the Board regarding the same.

•	Review and make recommendations regarding Trustee compensation.

•	Establish and evaluate guidelines for the conduct of Trustees and Trustee retirement.

•	When vacancies on the Board occur, develop lists of desired characteristics of candidates and serve as a nominating committee for independent Trustees.

•	Ensure that appropriate orientation and training opportunities are available to the independent Trustees on an ongoing basis.

•	Coordinate with the Chairman of the Board and management to ensure that the independent Trustees have adequate opportunity in conjunction with Board meetings to meet with each other and counsel to discuss issues of interest or concern to the independent Trustees.

•	Report to the Board on a regular basis.

The Committee may also address other issues as they are identified and delegated to the Committee.

The Committee will review this Charter periodically and recommend any changes to the Board.

Concerning the Committee

•	The Governance Committee shall continue in existence until dissolved by the Board.

•	The Governance Committee shall be composed solely of the independent Trustees of each Trust.

•	The Governance Committee shall meet at least twice per year, generally in conjunction with scheduled Board meetings. Additional meetings may be called by the Chair of the Committee as needed.

•	The Lead Trustee shall serve as the Chair of the Committee.

Appendix G

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is [Legg Mason], [                    ].

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Trust or Corporation of which the Fund is a part, as defined in the 1940 Act, by virtue of that individual’s position with Legg Mason or its affiliates described in the table below.

Officers Common to All Funds

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ted P. Becker Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of Citi Fund Management, Inc. (“CFM”) (2001 to 2004)

R. Jay Gerken, CFA Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Thomas C. Mandia Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with LMPFA or its affiliates

*	If an officer has held offices for different funds in the fund complex for different periods of time, the earliest applicable date is shown.

Additional Officers of Funds Supervised by Existing Aggressive Growth Fund Board

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Valerie Bannon(1) Born 1973	Vice President and Investment Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Evan S. Bauman(2) Born 1975	Investment Officer	Since 2005	Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Guy Bennett (3) Born 1958	Vice President and Investment Officer	Since 2006	Investment Officer of Legg Mason & Co. or its affiliates (since 2006); Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”)

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Steven Bleiberg(3) Born 1959	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co.; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (1991 to 2003)

Julie Callahan(4) Born 1972	Vice President and Investment Officer	Since 2002	Vice President of Legg Mason & Co.; Investment Officer of Legg Mason & Co. or its affiliates

Ellen S. Cammer(1) Born 1954	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Joseph P. Deane(4) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of Legg Mason & Co.; Investment Officer of Legg Mason & Co. or its affiliates

Robert Feitler, Jr.(1) Born 1959	Vice President and Investment Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Investment Officer of Legg Mason & Co. or its affiliates

Christopher W. Floyd, CFA(3) Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and Quantitative Analyst (2000 to 2002) of Batterymarch

Richard A. Freeman(1) Born 1953	Vice President and Investment Officer	Since 1983	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates and Investment Officer of certain mutual funds associated with SBFM and its affiliates

John G. Goode(1)(5) Born 1944	Vice President and Investment Officer	Since 1995	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Peter J. Hable(1)(5) Born 1958	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Thomas Linkas, CFA(3) Born 1947	Vice President and Investment Officer	Since 2006	Investment Officer of Legg Mason & Co. or its affiliates (since 2006); Chief Investment Officer of Batterymarch (since 1999)

Charles F. Lovejoy, CFA(3) Born 1954	Vice President and Investment Officer	Since 2006	Investment Officer of Legg Mason & Co. or its affiliates (since 2006); Portfolio Manager of Batterymarch (since 1992)

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mark McAllister(1) Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates; Officer of certain mutual funds associated with SBFM and its affiliates

Kirstin Mobyed(1) Born 1969	Vice President and Investment Officer	Since 2004	Director of Legg Mason & Co. or its predecessors (since 2003); Private Client Manager (since 2001)

Kaprel Ozsolak(6) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors; formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004)

Roger Paradiso(1) Born 1966	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co.; Investment Officer of Legg Mason & Co. or its affiliates

Jeffrey J. Russell, CFA(1) Born 1957	Vice President and Investment Officer	Since 2000	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of Legg Mason & Co. or its affiliates

John Vietz, CFA(3) Born 1971	Vice President and Investment Officer	Since 2006	Investment Officer of Legg Mason & Co. or its affiliates (since 2006); Portfolio Manager of Batterymarch (since 2005); Equity Research Analyst at Manning & Napier and Barra Rogers Casey

Timothy Woods, CFA(7) Born 1960	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of Legg Mason & Co.

*	If an officer has held offices for different funds in the fund complex for different periods of time, the earliest applicable date is shown.

(1)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International.

(2)	Officer of Legg Mason Partners Aggressive Growth Fund, Inc.

(3)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Real Return Strategy Fund.

(4)	Officer of Smith Barney Institutional Cash Management Fund Inc.: Cash Portfolio, Government Portfolio, Municipal Portfolio.

(5)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Small Cap Value Fund.

(6)	Officer of all funds supervised by the Existing Aggressive Growth Fund Board.

(7)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Small Cap Growth Fund.

Additional Officers of Funds Supervised by Existing Cash Portfolio Board

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Robert J. Brault(1) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with SBFM and its affiliates; formerly, Director of Internal Control for CAM U.S. Mutual Fund Administration (2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (2000 to 2002)

Julie P. Callahan(2)(3) Born 1972	Vice President and Investment Officer	Since 2002	Vice President of Citigroup Global Management Inc. (“CGM”); Investment Officer of SBFM and its affiliates

Ellen S. Cammer(4) Born 1954	Vice President and Investment Officer	Since 1996	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Harry D. Cohen(5) Born 1940	Vice President and Investment Officer	Since 2003	Managing Director of CAM and Chief Investment Officer of SBFM and its affiliates and CFM

Joseph P. Deane(2)(3)(5) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

David T. Fare(6) Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

Robert Feitler, Jr. (7) Born 1959	Investment Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Scott Glasser(8) Born 1966	Vice President and Investment Officer	Since 2003	Managing Director of CAM; Investment Officer of SBFM and its affiliates; Co-Director of Research for CAM North America, LLC (“CAM North America”)

Charles P. Graves III(4) Born 1962	Vice President and Investment Officer	Since 2001	Managing Director of CGM

Eugene J. Kirkwood(4) Born 1964	Vice President and Investment Officer	Since 2004	Managing Director of CGM

Yu-Nien Charles Ko, CFA(9) Born 1971	Vice President and Investment Officer	Since 2006	Investment Officer of TIMCO Asset Management, Inc. (“TIMCO”) since 2006; Senior Portfolio Manager and Co-Director of U.S. Investment Team (since 2006); Portfolio Manager (2003 to 2005); Quantitative Analyst (2000 to 2003) of Batterymarch

Mark J. McAllister(7)(10) Born 1962	Investment Officer	Since 2004	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates; Officer of certain mutual funds associated with SBFM and its affiliates

Francis L. Mustaro(7) Born 1950	Investment Officer	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SaBAM”)

*	If an officer has held offices for different funds in the fund complex for different periods of time, the earliest applicable date is shown.

(1)	Officer of all funds supervised by the Existing Cash Portfolio Board.

(2)	Officer of Legg Mason Partners Municipal Funds: California Money Market Portfolio, Legg Mason Partners Florida Municipals Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners National Municipals Fund, Massachusetts Money Market Portfolio, New York Money Market Portfolio, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund.

(3)	Officer of Smith Barney Municipal Money Market Fund Inc.

(4)	Officer of Legg Mason Partners Equity Funds: Legg Mason Partners Social Awareness Fund.

(5)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Total Return Bond Fund.

(6)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Exchange Reserve Fund.

(7)	Officer of Legg Mason Partners Funds, Inc.: Legg Mason Partners Large Cap Value Fund, Legg Mason Partners U.S. Government Securities Fund, Legg Mason Partners Short-Term Investment Grade Bond Fund.

(8)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Dividend and Income Fund.

(9)	Officer of Legg Mason Partners Small Cap Core Fund, Inc.

(10)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Capital and Income Fund.

Additional Officers of Funds Supervised by Existing Dividend Strategy Fund Board

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

Guy Bennett(1)(2) Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of SBFM (since 2006); Portfolio Manager of Batterymarch (since 2001)

Alan Blake(2) Born 1949	Vice President and Investment Officer	Since 2001	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Harry D. Cohen(2) Born 1940	Vice President and Investment Officer	Since 2003	Managing Director of Legg Mason & Co.; Chief Investment Officer of SBFM and its affiliates and CFM

Joseph P. Deane(2) Born 1947	Vice President and Investment Officer	Since 1998	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

Derek J. Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

David T. Fare(2) Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

Christopher W. Floyd, CFA(1)(2) Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager of SBFM (since 2006); Portfolio Manager (since 2003) and Quantitative Analyst (2000 to 2003) of Batterymarch

Vincent Gao, CFA(2) Born 1974	Vice President and Investment Officer	Since 2006	Director of SaBAM or its affiliates; Officer of certain mutual funds associated with SaBAM or its affiliates

Scott Glasser(1)(2) Born 1966	Vice President and Investment Officer	Since 1996	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates; Co-Director of Research for CAM North America

John G. Goode(2) Born 1944	Vice President and Investment Officer	Since 1995	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates; Chairman and Chief Investment Officer of Davis Skaggs

Frances Guggino(3) Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with SaBAM or its affiliates (since 1991)

Peter J. Hable(1)(2) Born 1958	Vice President and Investment Officer	Since 1990	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates

Michael Kagan(1) Born 1960	Vice President and Investment Officer	Since 2000	Managing Director of Legg Mason & Co.; Investment Officer of SaBAM; Co-Director of Research for CAM North America

Charles F. Lovejoy, CFA(1)(2) Born 1954	Vice President and Investment Officer	Since 2006	Investment Officer of SBFM and its affiliates (since 2006); Portfolio Manager of Batterymarch (since 1992)

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John Vietz, CFA(1)(2) Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager of SBFM (since 2006); Portfolio Manager of Batterymarch (since 2005); Equity Research Analyst at Manning & Napier and Barra Rogers Casey

Timothy Woods, CFA(1) Born 1960	Vice President and Investment Officer	Since 2001	Managing Director of Legg Mason & Co.; Investment Officer of SBFM and its affiliates

*	If an officer has held offices for different funds in the fund complex for different periods of time, the earliest applicable date is shown.

(1)	Officer of Legg Mason Partners Investment Series: Legg Mason Partners International Fund, Legg Mason Partners Dividend Strategy Fund, Legg Mason Partners Growth and Income Fund, Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, Legg Mason Partners Variable Growth and Income Portfolio, Legg Mason Partners Variable Government Portfolio, Legg Mason Partners Variable Dividend Strategy Portfolio.

(2)	Officer of Legg Mason Partners Trust II: Legg Mason Partners Diversified Large Cap Growth Fund, Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners International Large Cap Fund, Legg Mason Partners Capital Preservation Fund, Legg Mason Partners Capital Preservation Fund II, Legg Mason Partners Short Duration Municipal Income Fund.

Appendix H

F orm of Step 1

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 2006, by and among [            ], a Massachusetts business trust (the “Successor Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Successor Fund”), [and] [                            ], a [Massachusetts business trust/Maryland corporation] (the “Predecessor Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Predecessor Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Predecessor Funds is a series of the Predecessor Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Successor Funds has been organized in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A, as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the contemplated reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Predecessor Funds to the corresponding Successor Fund in exchange solely for classes of shares of beneficial interest of such Successor Fund (“Successor Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of such Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Predecessor Fund, and [Include if Predecessor Entity is a Massachusetts business trust—(3) the subsequent distribution of the Successor Fund Shares to the shareholders of the corresponding Predecessor Fund in complete liquidation of the Predecessor Fund [Include if Predecessor Entity is a Maryland corporation—(3) the distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund and the termination of the Predecessor Fund], as provided herein (in each case with respect to a Predecessor Fund and the corresponding Successor Fund as set forth on Exhibit A, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization of each Predecessor Fund, the Predecessor Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);

[Include if Predecessor Entity is a Massachusetts business trust—WHEREAS, following the effective date of its deregistration, the Predecessor Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Board of Trustees of the Successor Entity (the “Successor Entity Board”) has determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund and its shareholders;

WHEREAS, the Board of [Trustees/Directors] of the Predecessor Entity (the “Predecessor Entity Board,” and each [Trustee/Director], a “Board Member”) has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor Entity, on behalf of each of certain Predecessor Funds identified in Exhibit B (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH PREDECESSOR FUND TO THE CORRESPONDING SUCCESSOR FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL PREDECESSOR FUND LIABILITIES [for Massachusetts business trusts: AND THE LIQUIDATION OF THE PREDECESSOR FUND] [for Maryland corporations:, THE SUBSEQUENT DISTRIBUTION OF SUCCESSOR FUND SHARES AND THE TERMINATION OF THE PREDECESSOR FUND]

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and the Successor Entity, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number, determined in accordance with paragraph 1.4, of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions, in each case with respect to a Predecessor Fund and a corresponding Successor Fund, shall take place on a closing date as provided for in paragraph 3.1 (a “Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares and the corresponding Predecessor Fund and its classes of shares. [Add as appropriate—For purposes of this Agreement, each class of shares of each Predecessor Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Successor Fund as set forth on such Exhibit, and the term Successor Fund Shares should be read to include each such class of shares of such Successor Fund.]

1.2 The property and assets of the Predecessor Entity, attributable to each Predecessor Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the corresponding Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, with respect to each Predecessor Fund separately, “Assets”). The Successor Entity, on behalf of each Successor Fund, shall assume all of the liabilities and obligations of the corresponding Predecessor Fund, including, without limitation, all indemnification obligations of such Predecessor Fund with respect to the current and former Trustees and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the corresponding Successor Fund, any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the corresponding Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Entity, on behalf of the corresponding Successor Fund.

1.3 Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Entity, on behalf of such Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (c) approve any agreement and plan of reorganization with respect to the Predecessor Fund that is assumed by the Successor Fund, (d) elect Trustees of the Successor Entity, on behalf of the Successor Fund and (e) approve any other matter for which shareholder approval is required.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Entity shall take such actions necessary to complete the liquidation of each Predecessor Fund. To complete the reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing Date (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor Entity, on behalf of the Predecessor Fund, pursuant to paragraph 1.1, [and (b) completely liquidate and dissolve in accordance with applicable Massachusetts law] [(b) thereafter, redeem or cancel, as the case may be, shares of the Predecessor Fund in accordance with Maryland law and (c) terminate the Predecessor Fund]. Such distribution shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. All issued and outstanding Predecessor Fund Shares will be canceled on the books of the Predecessor Fund. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.

1.5 Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.6 Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Commission, any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity, on behalf of such Predecessor Fund.

[Include if Predecessor Entity is a Massachusetts business trust—1.7 As promptly as practicable following the Reorganization of each Predecessor Fund, the Predecessor Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2.	VALUATION

The value of the Assets and the amount of the Liabilities of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for each Predecessor Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date with respect to each Reorganization shall be [                    ], 2007, or such other date as the parties may agree with respect to such Reorganization. All acts taking place at the closing of a Reorganization as provided for in this Agreement with respect to each such Reorganization (a “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date for such Reorganization unless otherwise agreed to by the parties. The close of business on a Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Predecessor Fund’s net asset value is calculated in accordance with Section 2 and after the declaration of any dividends. Each Closing shall be held at the offices of [                    ] or at such other time and/or place as the parties may agree. The Closing Date need not be the same date for each Reorganization.

3.2 The Predecessor Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Predecessor Fund that the Custodian maintains as custodian for the Predecessor Fund to the accounts of the Successor Fund that the Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Predecessor Entity shall direct [            ], in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to the Successor Entity at the Closing of the Reorganization of such Predecessor Fund a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.4. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable (in the judgment of the Predecessor Entity Board with respect to such Predecessor Fund), the Closing Date with respect to such Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Successor Entity in Schedule 4.1 of this Agreement, the Predecessor Entity, on behalf of each Predecessor Fund, severally, but not jointly, represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

(a) Such Predecessor Fund is duly established as a series of the Predecessor Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under the Predecessor Entity’s [Declaration of Trust/Articles of Incorporation], as amended (the “Predecessor Entity Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Entity. The Predecessor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares of such Predecessor Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Predecessor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Predecessor Fund (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of such Predecessor Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Predecessor Entity, on behalf of such Predecessor Fund, will have good and marketable title to such Predecessor Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) Such Predecessor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Predecessor Entity Charter or the by-laws of the Predecessor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Predecessor Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Board Members of the Predecessor Entity, and those contracts listed in Schedule 4.1) will terminate without liability to such Predecessor Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Predecessor Fund and, to the Predecessor Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Predecessor Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Entity’s knowledge, threatened against the Predecessor Entity, with respect to such Predecessor Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Predecessor Fund’s business. The Predecessor Entity, on behalf of such Predecessor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Predecessor Fund’s business or the Predecessor Entity’s ability to consummate the transactions herein contemplated on behalf of such Predecessor Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Predecessor Fund as at the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of such Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if any Predecessor Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing—The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of each Predecessor Fund as at the last day of the most recently completed fiscal half year of such Predecessor Fund following the date of the audited annual statements referenced above [are/will be when sent to Predecessor Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements [present/will present] fairly, in all material respects, the financial condition of such Predecessor Fund, and all known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, there has not been any material adverse change in such Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by such Predecessor Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by such Predecessor Fund, the discharge of such Predecessor Fund’s liabilities, or the redemption of Predecessor Fund Shares by shareholders of such Predecessor Fund shall not constitute a material adverse change.

(k) Each Predecessor Fund is a separate fund of the Predecessor Entity within the meaning of Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of such Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and shall be correct in all material respects, and all taxes required to be paid by such Predecessor Fund (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Entity’s knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to such Predecessor Fund.

(m) For each taxable year of its operation, such Predecessor Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Predecessor Entity reasonably expects that the corresponding Successor Fund, as successor to such Predecessor Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n) All issued and outstanding Predecessor Fund Shares of such Predecessor Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares of such Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Predecessor Fund, as provided in paragraph 3.3. Such Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares of such Predecessor Fund, nor is there outstanding any security convertible into any of the Predecessor Fund Shares of such Predecessor Fund.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Entity Board, on behalf of such Predecessor Fund, and this Agreement constitutes a valid and binding obligation of the Predecessor Entity, on behalf of such Predecessor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) If shareholder approval of the Predecessor Fund is being sought, the provisions of the Proxy Statement (as defined in paragraph 5.2) relating to such Predecessor Fund, on the date thereof and at all times prior to the conclusion of the shareholder meeting with respect to the Predecessor Fund to which the Proxy Statement relates, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the corresponding Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Predecessor Entity, on behalf of such Predecessor Fund, for use in the registration statement on Form N-1A of the Successor Entity with respect to the corresponding Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Predecessor Entity in Schedule 4.2 to this Agreement, the Successor Entity, on behalf of each Successor Fund, severally, but not jointly, represents and warrants to the Predecessor Entity and the corresponding Predecessor Fund as follows:

(a) Such Successor Fund is duly established as a series of the Successor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Successor Entity’s Declaration of Trust (the “Successor Entity Charter”) to own all of the Assets of the corresponding Predecessor Fund and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).

(b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c) Such Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Successor Fund will not have any assets or liabilities or have carried on any business activities.

(d) Such Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result, in a material violation of Massachusetts law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity’s knowledge, threatened against the Successor Entity, with respect to such Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect such Successor Fund’s financial condition or the conduct of such Successor Fund’s business. The Successor Entity, on behalf of Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Successor Fund’s business or the Successor Entity’s ability to consummate the transactions herein contemplated on behalf of such Successor Fund.

(f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares of such Successor Fund, including those Successor Fund Shares to be delivered by such Successor Fund to the applicable Predecessor Fund in accordance with paragraph 1.4, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Successor Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares of such Successor Fund, nor is there outstanding any security convertible into any Successor Fund Shares of such Successor Fund.

(g) The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board, and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of such Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) If shareholder approval of the Predecessor Fund is being sought, the information to be furnished by the Successor Entity on behalf of such Successor Fund for use in the proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information to be furnished by such Successor Fund for use in the registration statement on Form N-1A of the Successor Entity with respect to the Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

(i) Each Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

(j) Such Successor Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the corresponding Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, such Successor Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever.

(k) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that such Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.	COVENANTS

The Predecessor Entity, on behalf of each Predecessor Fund, and the Successor Entity, on behalf of each Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

5.1 The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 If approval of shareholders is required, the Predecessor Entity will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3 The Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Predecessor Entity, on behalf of each Predecessor Fund, will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares of such Predecessor Fund.

5.5 Subject to the provisions of this Agreement, the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Successor Entity, on behalf of each Successor Fund, will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

5.7 Each of the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Predecessor Entity, on behalf of each Predecessor Fund, will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the corresponding Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Successor Entity, on behalf of each Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Entity, on behalf of each Predecessor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Entity’s election, to the following conditions with respect to the applicable Predecessor Fund:

6.1 All representations and warranties of the Successor Entity, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

6.2 The Successor Entity, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of such Successor Fund, on or before the applicable Closing Date.

6.3 The Successor Entity, on behalf of such Successor Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Predecessor Fund and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Successor Entity, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of such Successor Fund, by the Successor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Entity and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

6.5 The Successor Entity, on behalf of such Successor Fund, and the Predecessor Entity, on behalf of the corresponding Predecessor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Entity, on behalf of each Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity’s election, to the following conditions with respect to the applicable Successor Fund:

7.1 All representations and warranties of the Predecessor Entity, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

7.2 The Predecessor Entity, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity, on behalf of such Predecessor Fund, on or before the applicable Closing Date.

7.3 The Predecessor Entity shall have delivered to the Successor Entity, on behalf of such Successor Fund, a Statement of Assets and Liabilities of the corresponding Predecessor Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity on behalf of such Predecessor Fund. The Predecessor Entity, on behalf of such Predecessor Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Predecessor Entity, on behalf of such Predecessor Fund, shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity, on behalf of such Predecessor Fund, by the Predecessor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

7.5 The Predecessor Entity, on behalf of such Predecessor Fund, and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity, on behalf of each Predecessor Fund, or the Successor Entity, on behalf of the corresponding Successor Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Predecessor Fund and its corresponding Successor Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Predecessor Fund, if such approval is required, in accordance with the provision of the Predecessor Entity Charter, the by-laws of the Predecessor Entity, and [Massachusetts/Maryland] law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity, with respect to such Predecessor Fund, or the Successor Entity, with respect to such Successor Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to such Successor Fund or corresponding Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement of the Successor Entity with respect to the Successor Fund Shares of such Successor Fund under the 1933 Act shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Entity, on behalf of the applicable Predecessor Fund, by the Successor Entity, on behalf of the applicable Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes, (i) the transfer to such Successor Fund of all of the assets of such Predecessor Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of all of the liabilities of such Predecessor Fund, followed by the distribution of such Successor Fund Shares to the shareholders of such Predecessor Fund in complete liquidation of such Predecessor fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such Successor Fund and such Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Predecessor Fund upon the transfer of its Assets to such corresponding Successor Fund solely in exchange for the Successor Fund Shares of such Successor Fund and the assumption by such Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by such Predecessor Fund to its shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (iii) the basis in the hands of such Successor Fund of the Assets of such corresponding Predecessor Fund will be the same as the basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund upon the transfer; (iv) the holding periods of the Assets in the hands of such Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by such Predecessor Fund; (v) no gain or loss will be recognized by such Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by such Successor Fund of the Liabilities of such corresponding Predecessor Fund; (vi) no gain or loss will be recognized by the shareholders of such Predecessor Fund upon the exchange of all of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; and (viii) each Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefor, provided that he or she held such Predecessor Fund Shares as capital assets. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Successor Entity, on behalf of each Successor Fund, shall have received on the applicable Closing Date an opinion of [Predecessor Fund counsel], in a form reasonably satisfactory to the Successor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and its authorized officers: (a) the Predecessor Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Predecessor Entity, with respect to the corresponding Predecessor Fund, has the [power as a business trust/corporate power] to carry on its business as presently conducted in accordance with the description thereof in the Predecessor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and assuming due authorization, execution and delivery of this Agreement by the Successor Entity, on behalf of such Successor Fund, constitutes a valid and legally binding obligation of the Predecessor Entity, on behalf of the corresponding Predecessor Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement will not, violate the Predecessor Entity Charter or the by-laws of the Predecessor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Predecessor Entity pursuant to paragraph 4.1 of the Agreement, the corresponding Predecessor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Predecessor Fund. Such opinion may state that it is solely for the benefit of the Successor Entity and the Successor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Predecessor Fund counsel] appropriate to render the opinions expressed therein. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Successor Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

8.7 The Predecessor Entity, on behalf of each Predecessor Fund, shall have received on the applicable Closing Date an opinion of [Successor Fund counsel], in a form reasonably satisfactory to the Predecessor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the corresponding Successor Fund and its authorized officers: (a) the Successor Entity is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Successor Entity, with respect to the corresponding Successor Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Successor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Successor Entity, on behalf of the corresponding Successor Fund, and assuming due authorization, execution and delivery of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, constitutes a valid and legally binding obligation of the Successor Entity, on behalf of the corresponding Successor Fund, enforceable against the Successor Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Successor Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Successor Entity Charter or the by-laws of the Successor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Successor Entity, on behalf of the corresponding Successor Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts with respect to the issuance of the Successor Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Successor Entity pursuant to paragraph 4.2 of the Agreement, the corresponding Successor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Successor Fund. Such opinion may state that it is solely for the benefit of the Predecessor Entity and the Predecessor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Successor Fund Counsel] appropriate to render the opinions expressed therein. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Predecessor Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

9.	INDEMNIFICATION

9.1 The Successor Entity, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Board Members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Successor Entity, on behalf of such Successor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (i) in violation of applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Predecessor Entity, out of each Predecessor Fund’s assets and property (including any amounts paid to the Predecessor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Successor Entity and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Successor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Predecessor Entity, on behalf of such Predecessor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Entity or its Board Members or officers prior to the Closing Date, provided that such indemnification by the Predecessor Entity is not (i) in violation of applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of each Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Successor Entity and the Predecessor Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Successor Fund or Predecessor Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Successor Fund or such Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated. The termination of this Agreement with respect to a Predecessor Fund or its corresponding Successor Fund shall not affect the continued effectiveness of this Agreement with respect to any other Predecessor Fund or Successor Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund shareholders called by the Predecessor Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Predecessor Entity, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

[Include Predecessor Entity provisions if the Predecessor Entity is a Massachusetts business trust—15.6 The [Predecessor Entity Charter and] Successor Entity Charter is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Predecessor Entity Charter and] Successor Entity Charter, the obligations of the [Predecessor Entity and] Successor Entity with respect to any [Predecessor Fund or] Successor Fund entered into in the name or on behalf the [Predecessor Entity or] Successor Entity[, as applicable,] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Predecessor Entity or] Successor Entity[, as applicable,] personally, but bind only the assets of the [Predecessor Entity or] Successor Entity[, as applicable,] belonging to the applicable [Predecessor Fund or] Successor Fund, and all persons dealing with any series or funds of [Predecessor Entity or] Successor Entity[, as applicable,] must look solely to the assets of the [Predecessor Entity or] Successor Entity[, as applicable,] belonging to such series or fund for the enforcement of any claims against the [Predecessor Entity or] Successor Entity[, as applicable].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of each of its series listed in Exhibit A attached hereto		[ACQUIRED ENTITY], on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name Title		Name Title

LEGG MASON PARTNERS FUND ADVISOR, LLC, solely with respect to paragraph 10.2 hereof

By:
Name Title]

Appendix I

Step 1 Shell Reorganization Chart

Predecessor Funds Voting on Step 1 Reorganizations

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Investment Grade Bond Fund	Legg Mason Partners Income Funds	Legg Mason Partners Investment Grade Bond Fund

	Legg Mason Partners Government Securities Fund	Legg Mason Partners Income Funds	Legg Mason Partners Government Securities Fund

Legg Mason Partners Equity Funds	Legg Mason Partners Social Awareness Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Municipal Funds	California Money Market Portfolio	CitiFunds Trust III	California Money Market Portfolio

	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Florida Municipals Fund

	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Georgia Municipals Fund

	Legg Mason Partners Intermediate-Term Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate-Term Municipals Fund

	Legg Mason Partners National Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners National Municipals Funds

	Massachusetts Money Market Portfolio	CitiFunds Trust III	Massachusetts Money Market Portfolio

	New York Money Market Portfolio	CitiFunds Trust III	New York Money Market Portfolio

	Legg Mason Partners New York Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners New York Municipals Fund

	Legg Mason Partners Pennsylvania Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Large Cap Value Fund

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Capital and Income Fund

	Legg Mason Partners Convertible Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Convertible Fund

	Legg Mason Partners Dividend and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Dividend and Income Fund

	Legg Mason Partners Exchange Reserve Fund	CitiFunds Trust III	Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Aggressive Growth Portfolio II

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Oregon Municipals Fund	Legg Mason Partners Oregon Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund	Legg Mason Partners Massachusetts Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Investment Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate Maturity California Municipals Fund

	Legg Mason Partners Intermediate Maturity New York Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners World Funds, Inc.	Legg Mason Partners Inflation Management Fund	Legg Mason Partners Income Funds	Legg Mason Partners Inflation Management Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Adjustable Rate Income Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable High Income Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Adjustable Rate Income Fund	Legg Mason Partners Adjustable Rate Income Fund	Legg Mason Partners Income Funds	Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Investment Series	Legg Mason Partners International Fund	Legg Mason Partners Investment Trust	Legg Mason Partners International Fund

	Legg Mason Partners Growth and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Growth and Income Fund

	Legg Mason Partners Dividend Strategy Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Dividend Strategy Fund

	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

	Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Growth and Income Portfolio II

	Legg Mason Partners Variable Government Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Government Portfolio

	Legg Mason Partners Variable Dividend Strategy Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Trust II	Legg Mason Partners Diversified Large Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Diversified Large Cap Growth Fund

	Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Growth Opportunities Fund

	Legg Mason Partners International Large Cap Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Global Equity Fund

	Legg Mason Partners Short Duration Municipal Income Fund	Legg Mason Partners Income Funds	Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers National Tax Free Bond Fund

	Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers California Tax Free Bond Fund

	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers New York Tax Free Bond Fund

	Salomon Brothers Mid Cap Fund	Legg Mason Partners Investment Trust	Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Portfolios V	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Emerging Markets Equity Fund

Salomon Brothers Series Funds Inc	Salomon Brothers Balanced Fund	Legg Mason Partners Investment Trust	Salomon Brothers Balanced Fund

	Salomon Brothers Small Cap Growth Fund	Legg Mason Partners Investment Trust	Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Variable Portfolios I, Inc.	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Global High Yield Bond Fund

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Strategic Bond Portfolio

Predecessor Funds Not Voting on Step 1 Reorganizations

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Lifestyle Balanced Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Balanced Fund

	Legg Mason Partners Lifestyle Conservative Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Conservative Fund

	Legg Mason Partners Lifestyle Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Growth Fund

	Legg Mason Partners Lifestyle High Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle High Growth Fund

	Legg Mason Partners Lifestyle Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Income Fund

	Legg Mason Partners Variable Lifestyle Balanced Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle Balanced Portfolio

	Legg Mason Partners Variable Lifestyle Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle Growth Portfolio

	Legg Mason Partners Variable Lifestyle High Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle High Growth Portfolio

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio	CitiFunds Institutional Trust	Cash Portfolio
	Government Portfolio	CitiFunds Institutional Trust	Government Portfolio

	Municipal Portfolio	CitiFunds Institutional Trust	Municipal Portfolio

Legg Mason Partners Aggressive Growth Fund, Inc.	Legg Mason Partners Aggressive Growth Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Aggressive Growth Fund

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners All Cap Fund

	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds All Cap and International	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds All Cap and International

	Legg Mason Partners Real Return Strategy Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Real Return Strategy Fund

	Legg Mason Partners Small Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Growth Fund

	Legg Mason Partners Small Cap Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Value Fund

	Legg Mason Partners Hansberger Global Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Hansberger Global Value Fund

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
Smith Barney Municipal Money Market Fund Inc.	Smith Barney Municipal Money Market Fund Inc.	CitiFunds Trust III	Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Funds, Inc.	Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Income Funds	Legg Mason Partners U.S. Government Securities Fund

	Legg Mason Partners Short-Term Investment Grade Bond Fund	Legg Mason Partners Income Funds	Legg Mason Partners Short-Term Investment Grade Bond Fund

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Government Portfolio	CitiFunds Trust III	Smith Barney Money Funds—Government Portfolio

	Smith Barney Money Funds—Cash Portfolio	CitiFunds Trust III	Smith Barney Money Funds—Cash Portfolio

Legg Mason Partners Fundamental Value Fund, Inc.	Legg Mason Partners Fundamental Value Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio

Legg Mason Partners Managed Municipals Fund, Inc.	Legg Mason Partners Managed Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.	Legg Mason Partners California Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.	Legg Mason Partners New Jersey Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Sector Series, Inc.	Legg Mason Partners Financial Services Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Financial Services Fund

	Legg Mason Partners Health Sciences Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Health Sciences Fund

	Legg Mason Partners Technology Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Technology Fund

Legg Mason Partners Appreciation Fund, Inc.	Legg Mason Partners Appreciation Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners World Funds, Inc.	Legg Mason Partners International All Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners International All Cap Opportunity Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Aggressive Growth Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable International All Cap Opportunity Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Growth Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Value Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Mid Cap Core Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Social Awareness Stock Portfolio

Salomon Brothers Capital Fund Inc	Salomon Brothers Capital Fund Inc	Legg Mason Partners Investment Trust	Salomon Brothers Capital Fund Inc

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
The Salomon Brothers Fund Inc	The Salomon Brothers Fund Inc	Legg Mason Partners Investment Trust	The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc	Salomon Brothers Investors Value Fund Inc	Legg Mason Partners Investment Trust	Salomon Brothers Investors Value Fund Inc

Salomon Brothers Series Funds Inc	Salomon Brothers High Yield Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers Global High Yield Bond Fund

	Salomon Brothers Institutional Money Market Fund	CitiFunds Institutional Trust	Salomon Brothers Institutional Money Market Fund

	Salomon Brothers New York Municipal Money Market Fund	CitiFunds Trust III	Salomon Brothers New York Municipal Money Market Fund

	Salomon Brothers Short/Intermediate U.S. Government Fund	Legg Mason Partners Income Funds	Salomon Brothers Short/Intermediate U.S. Government Fund

	Salomon Brothers Strategic Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable All Cap Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Investors Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Growth Portfolio II

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Small Cap Growth Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Total Return Portfolio

Salomon Brothers Institutional Series Funds Inc	Salomon Brothers Institutional Emerging Markets Debt Fund	Legg Mason Partners Income Funds	Salomon Brothers Institutional Emerging Markets Debt Fund

	Salomon Brothers Institutional High Yield Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers Institutional High Yield Bond Fund

Appendix J

Description of Current Management Agreements

Set forth below is a general description of the terms of the Current Management Agreements.

Investment Management Services. The Current Management Agreements provide that, subject to the supervision of the fund’s Board, the Manager would regularly provide the fund with investment research, advice, management and supervision, would furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, would determine from time to time what securities and other investments will be purchased, retained or sold by the fund, and would implement those decisions, all subject to the provisions of the fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the fund’s Board and disclosed to the Manager.

Under each Current Management Agreement, the fund’s Manager is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the fund’s portfolio transactions provided in the Current Management Agreements and described below, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion.

The Current Management Agreements further provide that the Manager would provide advice and recommendations with respect to other aspects of the business and affairs of the fund, and would exercise voting rights, rights to consent to corporate action and any other rights pertaining to the fund’s portfolio securities subject to such direction as the Board may provide, and would perform such other functions of investment management and supervision as may be directed by the Board.

Fees. Under each Current Management Agreement, the fund pays LMPFA a management fee as a percentage of the fund’s average daily net assets. Fees are accrued daily and paid by the Fund monthly.

Fund Administration Services. The Current Management Agreement for each fund provides that the Manager will also perform such administrative and management services as may from time to time reasonably be requested by the fund as necessary for the operation of the fund, subject to the direction and control of the Board. Such administrative services include (a) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodians and other independent contractors or agents, (b) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (c) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (d) maintaining the fund’s existence, and (e) during such times as shares are publicly offered, maintaining the registration and qualification of the fund’s shares under federal and state laws. The Manager is also required to supply the fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. The Manager further oversees the maintenance and preservation of all books and records with respect to the fund’s securities transactions and the keeping of the fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, each Current Management Agreement requires the Manager to furnish the fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the fund. The Current Management Agreements also require the Manager to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the fund, to serve in the capacities in which they are elected.

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Payment of Expenses. The Current Management Agreement for each fund requires the Manager to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the fund with investment advisory and administrative services under the Current Management Agreements. The Current Management Agreement requires that the Manager bear all expenses in connection with the performance of its services under the agreement.

Conflicts of Interest. Each Current Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The Current Management Agreements provide that the Manager may not deal with itself, or with members of the fund’s Board or any principal underwriter of the fund, as principals or agents, in making purchases or sales of securities or other property for the fund, nor may the Manager purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the fund and another account advised by the Manager or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the fund from time to time. The Current Management Agreements specifically provide that personnel of the Manager, even if serving the fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Manager may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, each Current Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the fund or one or more other accounts of the Manager are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of the fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the Current Management Agreements, the Manager assumes no responsibility other than to render the services called for by the agreement in good faith, and the Manager is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund. The Manager is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Management Agreement.

Term and Continuance. Each Current Management Agreement was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. Thereafter, if not terminated, the Current Management Agreement would continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of a party to the Current Management Agreement.

Termination. The Current Management Agreements provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Manager or by the Manager upon not less than ninety days’ written notice to the fund. The fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. Each Current Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

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Appendix K

Description of Current Sub-Advisory Agreements

Set forth below is a general description of the terms of the Current Sub-Advisory Agreements.

Investment Management Services. The Current Sub-Advisory Agreements provide that, subject to the supervision of the fund’s Board Members and of LMPFA, the fund’s Manager, the Sub-Adviser will regularly provide the fund, with respect to that portion of a fund’s assets allocated to the Sub-Adviser by LMPFA, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the fund, and will implement those decisions, all subject to the provisions of the fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the fund’s Board and disclosed to the Sub-Adviser.

Under each Current Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the fund’s Board that may modify or restrict the Sub-Adviser’s authority regarding the execution of the fund’s portfolio transactions provided in the Agreement and described below, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the funds and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The Current Sub-Advisory Agreements further provide that the Sub-Adviser will exercise proxy voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of a fund’s assets in accordance with the Sub-Adviser’s policies and procedures, subject to such direction as a fund’s Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Fees. Under the Current Sub-Advisory Agreement for each fund, the Manager pays the subadviser a fee out of the investment management fee the Manager receives from the fund.

Payment of Expenses. Each Current Sub-Advisory Agreement requires the Sub-Adviser to furnish the fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Each Current Sub-Advisory Agreement also requires that the Manager bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. The Current Sub-Advisory Agreements provide that the Sub-Adviser may not deal with itself, or with members of a fund’s Board or any principal underwriter of the fund, as principals or agents, in making purchases or sales of securities or other property for the fund, nor may it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a fund from time to time. The agreement specifically provides that personnel of the Sub-Adviser, even if serving the fund as a Board Member, officer, or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Sub-Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the Current Sub-Advisory Agreements also provide that if the purchase or sale of securities consistent with the investment policies of a fund or one or more other accounts of the Sub-Adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. In addition, if transactions of a fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time.

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The Current Sub-Advisory Agreements permit the Sub-Adviser to delegate to an affiliate or employees of an affiliate certain of its duties under the agreement, as long as the Sub-Adviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Sub-Adviser of any of its obligations under the agreement.

Limitation on Liability. Under each Current Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a fund. A Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Term and Continuance. The Current Sub-Advisory Agreement of each fund was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. Thereafter, if not terminated, each Current Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the Current Sub-Advisory Agreement.

Termination. The Current Sub-Advisory Agreement for each fund provides that the agreement may be terminated at any time without the payment of any penalty by the fund upon not more than sixty days’ and not less than thirty days’ written notice to the Sub-Adviser or by the Sub-Adviser upon not less than ninety days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. Each Current Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

K-2

Appendix L

S tep 2 Shell Reorganization Chart

Existing Funds Voting on Step 2 Reorganizations

Successor Entity	Existing Fund	Maryland Entity	Destination Fund
Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable All Cap Portfolio
	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Capital and Income Fund
	Legg Mason Partners Convertible Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Convertible Fund
	Legg Mason Partners Dividend and Income Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Dividend and Income Fund
	Legg Mason Partners Diversified Strategic Income Fund	Legg Mason Partners VIP Income Trust	Legg Mason Partners Diversified Strategic Income Fund
	Legg Mason Partners Exchange Reserve Fund	Legg Mason Partners Money Market Trust (retail)	Legg Mason Partners Exchange Reserve Fund
	Legg Mason Partners High Income Fund	Legg Mason Partners Income Trust	Legg Mason Partners High Income Fund
	Legg Mason Partners Municipal High Income Fund	Legg Mason Partners Income Trust	Legg Mason Partners Municipal High Income Fund
	Legg Mason Partners Total Return Bond Fund	Legg Mason Partners Income Trust	Legg Mason Partners Core Bond Fund

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Aggressive Growth Portfolio II
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Legg Mason Partners VIP Equity Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Investment Trust	Legg Mason Partners Classic Values Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Classic Values Fund
	Legg Mason Partners Intermediate Maturity California Municipals Fund	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund
	Legg Mason Partners Intermediate Maturity New York Municipals Fund	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity New York Municipals Fund

L-1

Successor Entity	Existing Fund	Maryland Entity	Destination Fund
	Legg Mason Partners Large Cap Growth Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Large Cap Growth Fund
	Legg Mason Partners S&P 500 Index Fund	Legg Mason Partners Equity Trust	Legg Mason Partners S&P 500 Index Fund
	Legg Mason Partners Mid Cap Core Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Mid Cap Core Fund

CitiFunds Premium Trust	Citi Premium Liquid Reserves	Legg Mason Partners Premium Money Market Trust	Citi Premium Liquid Reserves
	Citi Premium U.S. Treasury Reserves	Legg Mason Partners Premium Money Market Trust	Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	Legg Mason Partners Money Market Trust	Citi Institutional Liquid Reserves
	Citi Institutional Cash Reserves	Legg Mason Partners Money Market Trust	Citi Institutional Cash Reserves
	Citi Institutional U.S. Treasury Reserves	Legg Mason Partners Money Market Trust	Citi Institutional U.S. Treasury Reserves
	Citi Institutional Tax Free Reserves	Legg Mason Partners Money Market Trust	Citi Institutional Tax Free Reserves
	Citi Institutional Enhanced Income Fund	Legg Mason Partners Money Market Trust	Citi Institutional Enhanced Income Fund

CitiFunds Trust III	Citi Cash Reserves	Legg Mason Partners Money Market Trust (retail)	Citi Cash Reserves
	Citi U.S. Treasury Reserves	Legg Mason Partners Money Market Trust (retail)	Citi U.S. Treasury Reserves
	Citi Tax Free Reserves	Legg Mason Partners Money Market Trust (retail)	Citi Tax Free Reserves
	Citi California Tax Free Reserves	Legg Mason Partners Money Market Trust (retail)	Citi California Tax Free Reserves
	Citi Connecticut Tax Free Reserves	Legg Mason Partners Money Market Trust (retail)	Citi Connecticut Tax Free Reserves
	Citi New York Tax Free Reserves	Legg Mason Partners Money Market Trust (retail)	Citi New York Tax Free Reserves

L-2

Appendix M

Restructured Funds

Legg Mason Partners Equity Trust

Funds	To Be Overseen by
Legg Mason Partners Lifestyle Balanced Fund	Board A
Legg Mason Partners Lifestyle Conservative Fund	Board A
Legg Mason Partners Lifestyle Growth Fund	Board A
Legg Mason Partners Lifestyle High Growth Fund	Board A
Legg Mason Partners Lifestyle Income Fund	Board A
Legg Mason Partners Aggressive Growth Fund, Inc.	Board A
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds All Cap and International	Board A
Legg Mason Partners Real Return Strategy Fund	Board A
Legg Mason Partners Small Cap Growth Fund	Board A
Legg Mason Partners Small Cap Value Fund	Board A
Legg Mason Partners Hansberger Global Value Fund	Board A
Legg Mason Partners Social Awareness Fund	Board A
Legg Mason Partners Large Cap Value Fund	Board A
Legg Mason Partners Capital and Income Fund	Board A
Legg Mason Partners Convertible Fund	Board A
Legg Mason Partners Dividend and Income Fund	Board A
Legg Mason Partners Small Cap Core Fund, Inc.	Board A
Legg Mason Partners Fundamental Value Fund, Inc.	Board A
Legg Mason Partners Financial Services Fund	Board A
Legg Mason Partners Health Sciences Fund	Board A
Legg Mason Partners Technology Fund	Board A
Legg Mason Partners Classic Values Fund	Board A
Legg Mason Partners Large Cap Growth Fund	Board A
Legg Mason Partners S&P 500 Index Fund	Board A
Legg Mason Partners Mid Cap Core Fund	Board A
Legg Mason Partners Appreciation Fund, Inc.	Board A
Legg Mason Partners International All Cap Growth Fund	Board A
Legg Mason Partners International Fund	Board A
Legg Mason Partners Dividend Strategy Fund	Board A
Legg Mason Partners Growth and Income Fund	Board A
Legg Mason Partners Diversified Large Cap Growth Fund	Board A
Legg Mason Partners Small Cap Growth Opportunities Fund	Board A
Legg Mason Partners International Large Cap Fund	Board A
Salomon Brothers Mid Cap Fund	Board A
Legg Mason Partners Emerging Markets Equity Fund	Board A
Salomon Brothers Capital Fund Inc	Board A
The Salomon Brothers Fund Inc	Board A
Salomon Brothers Investors Value Fund Inc	Board A
Salomon Brothers Balanced Fund	Board A
Salomon Brothers Small Cap Growth Fund	Board A

Legg Mason Partners Income Trust

Funds	To Be Overseen by
Legg Mason Partners Investment Grade Bond Fund	Board B
Legg Mason Partners Government Securities Fund	Board B
Legg Mason Partners Florida Municipals Fund	Board B
Legg Mason Partners Georgia Municipals Fund	Board B
Legg Mason Partners Intermediate-Term Municipals Fund	Board B
Legg Mason Partners National Municipals Fund	Board B
Legg Mason Partners New York Municipals Fund	Board B
Legg Mason Partners Pennsylvania Municipals Fund	Board B
Legg Mason Partners U.S. Government Securities Fund	Board B
Legg Mason Partners Short-Term Investment Grade Bond Fund	Board B
Legg Mason Partners Diversified Strategic Income Fund	Board B
Legg Mason Partners High Income Fund	Board B
Legg Mason Partners Municipal High Income Fund	Board B
Legg Mason Partners Total Return Bond Fund	Board B
Legg Mason Partners Managed Municipals Fund, Inc.	Board B
Legg Mason Partners California Municipals Fund, Inc.	Board B
Legg Mason Partners New Jersey Municipals Fund, Inc.	Board B
Legg Mason Partners Oregon Municipals Fund	Board B
Legg Mason Partners Arizona Municipals Fund, Inc.	Board B
Legg Mason Partners Core Plus Bond Fund, Inc.	Board B
Legg Mason Partners Massachusetts Municipals Fund	Board B
Legg Mason Partners Intermediate Maturity California Municipals Fund	Board B
Legg Mason Partners Intermediate Maturity New York Municipals Fund	Board B
Legg Mason Partners Inflation Management Fund	Board B
Legg Mason Partners Adjustable Rate Income Fund	Board B
Legg Mason Partners Short Duration Municipal Income Fund	Board B
Salomon Brothers National Tax Free Bond Fund	Board B
Salomon Brothers California Tax Free Bond Fund	Board B
Salomon Brothers New York Tax Free Bond Fund	Board B
Salomon Brothers High Yield Bond Fund	Board B
Salomon Brothers Short/Intermediate U.S. Government Fund	Board B
Salomon Brothers Strategic Bond Fund	Board B

Legg Mason Partners VIP Equity Trust

Funds	To Be Overseen by
Legg Mason Partners Variable Lifestyle Balanced Portfolio	Board A
Legg Mason Partners Variable Lifestyle Growth Portfolio	Board A
Legg Mason Partners Variable Lifestyle High Growth Portfolio	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio†	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Board A

Funds	To Be Overseen by
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio*	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio*	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio†	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	Board A
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Board A
Legg Mason Partners Variable Growth and Income Portfolio§	Board A
Legg Mason Partners Variable Dividend Strategy Portfolio	Board A
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio§	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	Board A
Salomon Brothers Institutional Emerging Markets Debt Fund	Board A
Salomon Brothers Institutional High Yield Bond Fund	Board A

Legg Mason Partners VIP Income Trust

Funds	To Be Overseen by
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	Board B
Legg Mason Partners Variable Government Portfolio	Board B
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	Board B
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	Board B

Legg Mason Partners Liquidity Trust

Funds	To Be Overseen by
California Money Market Portfolio	Board B
Massachusetts Money Market Portfolio	Board B

Funds	To Be Overseen by
New York Money Market Portfolio	Board B
Smith Barney Municipal Money Market Fund Inc.	Board B
Legg Mason Partners Exchange Reserve Fund	Board B
Smith Barney Money Funds—Cash Portfolio	Board B
Smith Barney Money Funds—Government Portfolio	Board B
Citi Cash Reserves	Board B
Citi U.S. Treasury Reserves	Board B
Citi Tax Free Reserves	Board B
Citi California Tax Free Reserves	Board B
Citi Connecticut Tax Free Reserves	Board B
Citi New York Tax Free Reserves	Board B
Salomon Brothers New York Municipal Money Market Fund	Board B

Legg Mason Partners Institutional Trust

Funds	To Be Overseen by
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	Board B
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	Board B
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	Board B
Citi Institutional Liquid Reserves	Board B
Citi Institutional Cash Reserves	Board B
Citi Institutional U.S. Treasury Reserves	Board B
Citi Institutional Tax Free Reserves	Board B
Citi Institutional Enhanced Income Fund	Board B
Salomon Brothers Institutional Money Market Fund	Board B

Legg Mason Partners Premium Money Market Trust

Funds	To Be Overseen by
Citi Premium Liquid Reserves	Board B
Citi Premium U.S. Treasury Reserves	Board B

Legg Mason Partners Master Portfolio Trust**

Funds	To Be Overseen by
Liquid Reserves Portfolio	Board B
U.S. Treasury Reserves Portfolio	Board B
Tax Free Reserves Portfolio	Board B
Prime Cash Reserves Portfolio	Board B
Institutional Enhanced Portfolio	Board B

Legg Mason Partners Trust II††

Funds	To Be Overseen by
Legg Mason Partners Capital Preservation Fund	Board B
Legg Mason Partners Capital Preservation Fund II	Board B

*	One of these funds is currently a series of Legg Mason Partners Variable Portfolios III, Inc., and the other is currently a series of Legg Mason Partners Variable Portfolios II. If a contemplated reorganization involving the latter fund is approved by the fund’s shareholders, the fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners VIP Equity Trust. If the contemplated reorganization of the fund is not approved, it is expected that the fund would be renamed.

†	One of these funds is currently a series of Legg Mason Partners Variable Portfolios III, Inc., and the other is currently a series of Legg Mason Partners Variable Portfolios I, Inc. If a contemplated reorganization involving the latter fund is approved by the fund’s shareholders, the fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners VIP Equity Trust. If the contemplated reorganization of the fund is not approved, it is expected that the fund would be renamed.

§	One of these funds is currently a series of Legg Mason Partners Variable Portfolios II, and the other is currently a series of Legg Mason Partners Investment Series. If a contemplated reorganization involving the latter fund is approved by the fund’s shareholders, the fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners VIP Equity Trust. If the contemplated reorganization of the fund is not approved, it is expected that the fund would be renamed.

**	These funds, which serve as master funds in master-feeder fund structures, are not covered by the Joint Proxy Statement.

††	As discussed in the Joint Proxy Statement, these funds are not included in the restructuring initiative.

Appendix N

C omparison of Current and Proposed Fundamental Policies

The following are fourteen charts comparing the current and proposed fundamental investment policies of each of the Funds. Funds are grouped by chart based on similarities in their current fundamental investment policies. You should look for the chart or charts containing a comparison of the fundamental investment policies for your Fund or Funds, as the case may be.

You should note that the charts may not include the exact wording of the fundamental investment descriptions described. For example, references to a particular Fund or to a “Portfolio” have been disregarded in favor of the consistent use of the term “Fund.” Also, in some cases where a current policy relates to multiple matters, the individual items are addressed separately in the charts to facilitate a comparison with the corresponding proposed policy. In addition, grammatical differences, such as the use of singular versus plural and other immaterial variations in wording have been disregarded.

Fund	Chart No.
Existing Aggressive Growth Fund Board
Legg Mason Partners Aggressive Growth Fund, Inc	1
Existing Cash Portfolio Board
Smith Barney Money Funds—Cash Portfolio	2
Existing Dividend Strategy Fund Board
Legg Mason Partners Dividend Strategy Fund	3

Chart 1

Legg Mason Partners Aggressive Growth Fund, Inc.

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Lending:	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	To be removed.
	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objective will be made non-fundamental.

Chart 2

Smith Barney Money Funds—Cash Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	No stated policy.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and the Fund reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.
Other:	The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder. (However, since the Fund operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Chart 3

Legg Mason Partners Dividend Strategy Fund

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a security.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Lending:	The Fund may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.	To be made a non-fundamental policy.

Appendix O

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Aggressive Growth Fund, Inc.	8/31/05	35,000	31,000	None	None

Smith Barney Money Funds, Inc.
Smith Barney Money Funds—Cash Portfolio	12/31/05	57,000	57,000	None	None

Legg Mason Partners Investment Series
Legg Mason Partners Dividend Strategy Fund	10/31/05	30,000	28,000	4,000	None

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Aggressive Growth Fund, Inc.	8/31/05	2,500	2,300	None	None

Smith Barney Money Funds, Inc.
Smith Barney Money Funds—Cash Portfolio	12/31/05	2,000	2,000	None	None

Legg Mason Partners Investment Series
Legg Mason Partners Dividend Strategy Fund	10/31/05	2,800	2,600	None	None

O-1

Appendix P

5% Share Ownership

As of September 12, 2006, the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated:

Fund	Class		Percent		Name		Address
Legg Mason Partners Aggressive Growth Fund, Inc.	[	]	[	]	[	]	[	]
Smith Barney Money Funds—Cash Portfolio	[	]	[	]	[	]	[	]
Legg Mason Partners Dividend Strategy Fund	[	]	[	]	[	]	[	]

P-1

FORM OF PROXY CARD*

LEGG MASON-AFFILIATED MUTUAL FUNDS 125 BROAD STREET, 10TH FLOOR NEW YORK, NEW YORK 10004	FIRST CLASS U.S. POSTAGE PAID BY PROXY TABULATOR

Your Proxy Vote is Important!

And now you can authorize proxy holder to cast your VOTE on the PHONE or on the INTERNET.

It saves Time! Telephone and Internet voting authorization is instantaneous—24 hours a day.

It’s Easy! Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll-free: (866) 877-0438 or go to website: https://vote.proxy-direct.com

3.	Enter your 14 digit Control Number from your Proxy Card.

4.	Follow the recorded or on-screen directions.

5.	Do not mail your Proxy Card when you submit voting instructions by phone or internet.

*	This Form of Proxy Card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals that affect their Funds and require their approval. The Proxy Card that each shareholder will receive will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that shareholder is being asked to approve.

[Name of Fund]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 10, 2006

The undersigned, hereby appoints [            ], and each of them, proxies with several powers of substitution, to attend the Special Meeting of Shareholders of [name of Fund] to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022, at 2:00 p.m. (New York time) on November 10, 2006, or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the nominees in Proposal 1 and “FOR” Proposals 2 and 3.

The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

AUTHORIZE PROXIES VIA THE INTERNET: https://vote.proxy-direct.com

AUTHORIZE PROXIES VIA THE TELEPHONE: (866) 877-0438

CONTROL NUMBER: [insert control number]

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature of joint owner, if any

Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ X ]

[Name of Fund]

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS, ALL AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.
PROPOSAL 1 To Elect the Following Board Members:		FOR ALL	WITHHOLD AS TO ALL	FOR ALL EXCEPT
		[ ]	[ ]	[ ]
Board A:
01	Paul R. Ades
02	Andrew L. Breech
03	Dwight B. Crane
04	Robert M. Frayn, Jr.
05	Frank G. Hubbard
06	Howard J. Johnson
07	David E. Maryatt
08	Jerome H. Miller
09	Ken Miller
10	John J. Murphy
11	Thomas F. Schlafly
12	Jerry A. Viscione
13	R. Jay Gerken

Board B:
01	Elliott J. Berv
02	A. Benton Cocanougher
03	Jane F. Dasher
04	Mark T. Finn
05	Rainer Greeven
06	Stephen Randolph Gross
07	Richard E. Hanson, Jr.
08	Diana R. Harrington
09	Susan M. Heilbron
10	Susan B. Kerley
11	Alan G. Merten
12	R. Richardson Pettit
13	R. Jay Gerken

PROPOSAL 2	To Approve a Step 1 Agreement and Plan of Reorganization:	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

PROPOSAL 3	To Revise Fundamental Investment Policies:	FOR	AGAINST	ABSTAIN
3-A	To Revise the Fundamental Policy Relating to Borrowing Money	[ ]	[ ]	[ ]

3-B	To Revise the Fundamental Policy Relating to Underwriting	[ ]	[ ]	[ ]

3-C	To Revise the Fundamental Policy Relating to Lending	[ ]	[ ]	[ ]

3-D	To Revise the Fundamental Policy Relating to Issuing Senior Securities	[ ]	[ ]	[ ]

3-E	To Revise the Fundamental Policy Relating to Real Estate	[ ]	[ ]	[ ]

3-F	To Revise the Fundamental Policy Relating to Commodities	[ ]	[ ]	[ ]

3-G	To Revise the Fundamental Policy Relating to Concentration	[ ]	[ ]	[ ]

3-H	To Remove the Fundamental Policy Relating to Diversification	[ ]	[ ]	[ ]

3-I	To Convert the Fund’s Investment Objective From Fundamental to Non-Fundamental.	[ ]	[ ]	[ ]

3-J	To Convert the Fundamental Policy Relating to Investment in Companies Deriving Revenue From the Manufacture of Alcohol or Tobacco to Non-Fundamental	[ ]	[ ]	[ ]

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN, DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.